          LEASE, dated as of March __, 1997, between KEREN LIMITED PARTNERSHIP, a Delaware limited partnership having an office at 777 Old Saw Mill River Road, Tarrytown, New York 10591-6705 (herein called "Landlord") and EMISPHERE TECHNOLOGIES, INC., a Delaware corporation having an office at 15 Skyline Drive, Hawthorne, New York 10532 (herein called "Tenant").

                             W I T N E S S E T H :
                             - - - - - - - - - -

                  ARTICLE  1 - DEMISE AND RENT AND DEFINITIONS

          1.01. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises (as defined in Section 1.02) in the buildings known as
                                      ------------
the Linde Building and the Spine Building and identified as such on the plan attached hereto as Exhibit A (herein collectively called the "Building") on land
                   ---------
(herein called "Land") owned by Landlord located along Old Saw Mill River Road, partly in the Town of Greenburgh and partly in the Town of Mount Pleasant, in the County of Westchester and State of New York and called "The Landmark at Eastview." Landlord intends to and shall have the right at any time to cause part or parts of the Land to become a separate tax lot or separate tax lots in connection with future development thereof. If Landlord does so, any separate tax lots that do not include the Premises shall be excluded from the Land and "Land" shall mean only the land in the tax lot of which the Premises are a part. The Land and all of the buildings and other improvements presently and hereafter located thereon are herein collectively called the "Project." The buildings and other improvements presently and hereafter located on the Land are herein collectively called the "Improvements."

          1.02. The premises (herein called the "Premises") leased to Tenant consist of approximately 66,660 square feet of space, and are shown on Exhibit
                                                                       -------
A.  Tenant shall have, as appurtenant to the Premises, the non-exclusive right
-
to use in common with other tenants and other occupants of the Project, and their licensees and invitees, subject to the terms and conditions of this Lease, including the Rules and Regulations (as hereinafter defined): (a) the common lobbies, corridors, stairways and elevators of the Building, if any, (b) if the Premises includes less than the rentable floor area of any floor, the common toilets, corridors and lobby, if any, of such floor, and (c) outdoor common areas of the Project.

          1.03. The term of this Lease (herein called the "Term") shall commence on the date (herein called the "Commencement Date") on which this Lease becomes effective pursuant to Article 38 and shall end at 11:59 p.m. on the last day of the tenth Lease Year (as hereinafter defined), or on such earlier date upon which the Term shall expire or be cancelled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law. Upon the valid exercise of any renewal option, the word "Term" shall be deemed to include the renewal period for which said option or options was or were exercised.

          1.04. (a) The rents shall be and consist of (i) fixed rent (herein called the "Fixed Rent") at the rate or rates per annum set forth on Exhibit B
                                                                     ---------
which shall be payable in equal monthly install ments in advance on September 1, 1997 (notwithstanding the fact that the "Rent Commencement Date", as hereinafter defined, might be later than September 1, 1997) and on the first day of each and every calendar month thereafter during the Term (except that Tenant shall pay, upon the execution and delivery of this Lease by Tenant, the sum of $55,417, to be applied against the first installment or installments of Fixed Rent becoming due under this Lease), and (ii) additional charges (herein called the "Additional Charges") consisting of all other sums of money as shall become due from and payable by Tenant to Landlord hereunder.

          (b) Notwithstanding the foregoing provisions of this Section 1.04,
                                                               ------------
provided that Tenant is not in default beyond the applicable notice and grace period with respect to any of the terms, provisions, covenants and conditions of this Lease on its part to be performed, the Fixed Rent payable by Tenant shall be partially abated as follows:

                    (i) During the first three Lease Years (as hereinafter defined), the Fixed Rent shall be abated so that, after giving effect to such abatement, the Fixed Rent payable during each of the first three Lease Years shall be at the respective annual rates set forth below, which rates reflect the abatement of Fixed Rent for 31,660 rentable square feet in the Premises in the first Lease Year, 21,660 rentable square feet in the Premises for the second Lease Year and 11,660 rentable square feet in the Premises for the third Lease Year.

          Lease Year            Fixed Rent (after such abatement)
          ----------            ---------------------------------
             1                             $  665,000
             2                                855,000
             3                              1,045,000

The number of rentable square feet in the Premises for which Fixed Rent is so abated in a given Lease Year is herein called the "Abated Footage".

                    (ii) During the first five Lease Years, the Fixed Rent shall be further abated by $19,101.16 per month ($229,213.92 per year), so that, after giving effect to such abatement, as well as the abatement under paragraph (b)(i) above, the Fixed Rent payable during each of
                ----------------
          the first five Lease Years shall be at the respective annual rates set forth below:

          Lease Year               Fixed Rent (after all abatements)
          ----------              ---------------------------------

              1                             $  435,786.08
              2                                625,786.08
              3                                815,786.08
              4                              1,037,326.08
              5                              1,037,326.08

          (c) Notwithstanding anything to the contrary provided in Section
                                                                   -------
1.04(b) and 1.04(c), if the First Lease Year is a period of more than 12 months,
-------     -------
then the abatement in such sections shall only apply to the last 12 full calendar months in such Lease Year.

          (d) All the Fixed Rent and Additional Charges shall be paid in lawful money of the United States to Landlord at its office c/o Keren Developments Inc., 777 Old Saw Mill River Road, Tarrytown, New York 10591-6705, Attention:
Accounts Receivable, or such other place, or to Landlord's agent and at such other place, as Landlord shall designate by notice to Tenant.

          1.05. Tenant shall pay the Fixed Rent and Additional Charges promptly when due without notice or demand therefor and without any abatement, deduction or setoff for any reason whatsoever, except as may be expressly provided for in this Lease or by law.

          1.06. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Fixed Rent or Additional Charges shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or provided at law.

          1.07. Tenant shall pay the Fixed Rent and Additional Charges as above and as herein provided, by good and sufficient check (subject to collection) drawn on a New York City bank which is a member of the New York Clearing House or a successor thereto.

          1.08. If Tenant fails to make any payment of Fixed Rent or Additional Charges on or before the fifth day after the due date thereof, Tenant shall pay to Landlord a late charge of 3.5% of the amount of such payment. In addition, any such amount that remains unpaid for more than 30 days after the due date thereof shall bear interest at a rate (herein called the "Lease Interest Rate") equal to the lesser of (a) the rate announced by Citibank, N.A. or its successor from time to time as its prime or base rate, plus 4%, or (b) the maximum applicable legal rate, if any, from the date such amount became due and payable to the date of payment thereof by Tenant. Such late charge and interest shall be due and payable on demand.

          1.09. If any of the Fixed Rent or Additional Charges shall be or become uncollectible, reduced or required to be refunded because of any Legal Requirements (as defined in Section 1.10(i)), Tenant shall enter into such agreement(s) and take such other steps (without additional expense or obligation to Tenant) as Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, (a) the rent shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination and (b) Tenant shall pay to Landlord, to the maximum extent legally permissible, an amount equal to (i) the rent which would have been paid pursuant to this Lease but for such legal rent restriction, less
(ii) the rent actually paid by Tenant during the period such legal rent restriction was in effect.

          1.10. The following terms, whenever used in this Lease, shall have the meanings indicated:

               (a) The term "and/or" when applied to two or more matters or things shall be construed to apply to any one or more or all thereof as the circumstances warrant at the time in question.

               (b) The term "Business Days" shall mean all days except Saturdays, Sundays and days observed by the Federal or the state governments as legal holidays.

               (c) The term "Business Hours" shall mean 9:00 a.m. to 6:00 p.m.

               (d) The terms "herein" and "hereunder," and words of similar import, shall be construed to refer to this Lease as a whole, and not to any particular Article or Section, unless expressly so stated.

               (e) The term "Insurance Requirements" shall mean the rules, regulations, mandatory orders and mandatory requirements of the New York Board of Underwriters and/or the New York Fire Insurance Rating Organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance over the Building and/or the Premises, whether now or hereafter in force, and the mandatory requirements of any insurance policy maintained by Landlord. Insurance Requirements shall not include recommendations of an insurance inspector which are not mandatory in nature or a condition to the insurability of the Building, if non-compliance therewith does not materially increase Landlord's insurance premiums.

               (f) The term "Landlord" shall mean only the owner at the time in question of the Building or of a lease of the

     Building, so that in the event of any transfer or transfers of title to the Building or of Landlord's interest in a lease of the Building, the transferor shall be and hereby is relieved and freed of all obligations of Landlord under this Lease accruing after such transfer, and it shall be deemed, without further agreement, for the benefit of Tenant, that such transferee has assumed and agreed to perform and observe all obligations of Landlord herein during the period it is the holder of Landlord's interest under this Lease.

               (g) The term "Lease Year" shall mean (i) the period beginning on the Rent Commencement Date and ending on the last day of the month in which the anniversary of the Rent Commencement Date falls, and (ii) each succeeding twelve-month period thereafter during the Term.

               (h) The term "Legal Requirements" shall mean laws and ordinances of any or all of the federal, state, city, town, county, borough and village governments and rules, regulations, orders and directives of any and all departments, subdivisions, bureaus, agencies or offices thereof, and of any other governmental or public authorities having jurisdiction over the Building and/or the Premises, and the direction of any public officer pursuant to law, whether now or hereafter in force.

               (i) The term "person" shall mean any natural person or persons, a partnership, a corporation, and any other form of business or legal association or entity.

               (j) The term "Prime Rate" shall mean the rate announced from time to time by Citibank, N.A., or its successor, at its principal office, as its prime or base rate; or, if such rate ceases to be announced, a comparable reference rate reasonably selected by Landlord.

               (k) The term "Rent Commencement Date" shall mean the earlier of
     (i) November 15, 1997 and (ii) the earliest date, on or after September 1, 1997, on which Tenant takes occupancy of any part of the Premises for the regular conduct of its business therein. Promptly after the occurrence of the Rent Commencement Date, the parties shall confirm such Date in writing.

               (l) The term "Tenant" shall mean the Tenant herein named or any assignee or other successor in interest (immediate or remote) of the Tenant herein named, which at the time in question is the owner of the Tenant's estate and interest granted by this Lease; but the foregoing provisions of this subsection shall not be construed to permit any assignment of this Lease or to relieve the Tenant herein named or any assignee or other successor in interest (whether immediate or remote) of the Tenant herein named from the full and prompt payment, performance and observance of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this Lease.

                                ARTICLE  2 - USE

          2.01. Tenant shall use and occupy the Premises for general administrative and executive offices and laboratory space and for no other purpose. Without limiting the foregoing, subject to Section 2.02 (and the other
                                                     ------------
provisions of this Lease), Tenant may, in connection with such laboratory use, have (among other things) vivariums and cages for rodents and dogs; treatment rooms; a surgical suite; cage washing equipment; organic synthesis, analytical and formulations laboratories, each generating hazardous waste; pre-clinical research laboratories (using biomaterials such as tissue samples, cell culture and biological fluids); a radioisotope laboratory; a photograph suite with a darkroom; a warehouse area; and locker rooms with shower facilities.

          2.02. Tenant, at its expense, shall duly procure and thereafter maintain any and all governmental licenses, permits and inspection certificates (including, without limitation, if required by Legal Requirements, Environmental Protection Agency authorizations for the disposal of hazardous waste, permits for the disposal of biohazardous waste, a New York State radioisotope license, New York State and Westchester County emissions permits and New York State and U.S. Department of Agriculture inspections) required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof (other than the present certificate of occupancy for the Premises and the Building) and submit the same to Landlord for inspection. Tenant shall at all times comply with the terms and conditions of each such license, permit and certificate. Without limiting Tenant's right to use the Premises for the permitted uses set forth in
Section 2.01, Tenant's manner of use of the Premises for such permitted uses
------------
shall not (a) violate the certificate of occupancy for the Premises or for the Building or any other permit or license issued pursuant to any Legal Requirements; (b) cause injury to the Building or any equipment, facilities or systems therein; (c) constitute a violation of the Legal Requirements or Insurance Requirements; (d) impair the character, reputation or appearance of the Building as a first class office building; (e) impair the proper and economic maintenance, operation and repair of the Building and/or its equipment, facilities or systems; or (f) annoy (in the reasonable judgment of another tenant or occupant) or interfere with the permitted uses of other tenants or occupants of the Project. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy, the Premises, or any part thereof, for (i) a disposal site for any toxic chemicals (although Landlord acknowledges that Tenant may use toxic chemicals in the ordinary course of Tenant's laboratory use), (ii) a banking, trust company, or safe deposit business, or (iii) a restaurant and/or bar.

          2.03. Landlord represents and warrants to Tenant that the current certificate of occupancy for the Building and Insurance Requirements applicable to the insurance maintained by Landlord on the Building permit the uses of the Premises that are permitted under Section 2.01.
                                  ------------

                       ARTICLE  3 - CONDITION OF PREMISES

          3.01.  Except as provided in Section 3.03(d), Tenant is leasing the
                                     ---------------
Premises "as is" on the date hereof, except for reasonable wear and tear and the rights of the present occupant(s) of the Premises to remove its or their trade fixtures and other property from the Premises; and the taking of possession by Tenant of the Premises shall be conclusive evidence as against Tenant that the Premises and the Building were in good and satisfactory condition at the time such possession was taken.

          3.02. If Landlord is unable to give possession of the Premises on the Commencement Date for any reason beyond Landlord's reasonable control (including, but not limited to, the occurrence of any of the events described in

Section 41.04), then Landlord shall not be subject to any liability for failure
-------------
to give possession on the Commencement Date and the validity of this Lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the Term, but the Fixed Rent and Additional Charges payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until Landlord tenders possession to Tenant. If Landlord gives Tenant permission to enter into the possession of the Premises prior to the Commencement Date, such possession or occupancy shall be deemed to be upon all the terms, covenants, conditions and provisions of this Lease (but the Rent Commencement Date shall not be affected thereby). Tenant hereby waives the provisions of Section 223-a of the Real Property Law of the State of New York, and agrees that the provisions of this Article are intended to constitute "an express provision to the contrary" within the meaning of said Section 223-a.

          3.03.  (a)  Except as provided in Section 3.03(e), Tenant shall
                                            ---------------
provide and (subject to Section 3.03(b)) pay for all of its tenant improvements,
                        ---------------
furniture, furnishings, telephone and other communication systems and equipment, other business and laboratory equipment, and any other facilities or installations Tenant requires or desires for the conduct of its business in the Premises. Any tenant improvements and other alterations and installations by Tenant (herein called the "Work") shall be made only in compliance with the applicable provisions of this Lease.

          (b) Landlord shall contribute $1,350,000 (herein called the "Landlord's Contribution") to the cost of the Work as follows: On the date that Swiss Bank (as defined in Section 6.01) delivers to Landlord its approval under
                          ------------
Section 38.01, Landlord shall pay $675,000 of the Landlord's Contribution to
-------------
Kaye, Scholer, Fierman, Hays & Handler, LLP, as escrow agent (herein called "Escrow Agent") under the Escrow Agreement dated the date hereof (herein called the "Escrow Agreement"), among Landlord, Tenant and Escrow Agent, pursuant to which Escrow Agent will hold, invest in an interest-bearing account and disburse the Landlord's Contribution. On or before May 1, 1997, Landlord shall pay the balance of the Landlord's Contribution to Escrow Agent. Provided Tenant shall not be in default hereunder beyond the applicable grace period, Tenant shall be entitled to receive disbursements of portions of the Landlord's Contribution from time to time upon delivery to Escrow Agent, with a copy to Landlord and Swiss Bank, of a notice requesting such disbursement and certifying that (i) the amount requested (A) is then due and payable, or has been paid, by Tenant to one or more contractors or materialmen for goods or services provided in connection with the Work and (B) constitutes not more than 1/3 of the cost of the Work to date (such that Tenant shall have paid or be concurrently paying with its own funds at least 2/3 of the cost of the Work to date); (ii) no portion of such amount has previously been the subject of any such disbursement request; (iii) all previous such disbursements have been applied in payment of the costs of the Work for which they were requested; and (iv) Tenant has delivered to Landlord (A) true and complete copies of the invoices and/or the requisitions of Tenant's general contractor (herein called the "GC") with respect to the costs for which such disbursement is being requested and the costs that have been or are being paid by Tenant from its own funds, (B) lien waivers from the GC and, in the case of the final disbursement, all other contractors, subcontractors and materialmen with respect to the cost of all Work theretofore performed and (C) a lien search indicating that no liens have been filed against the Building in connection with the Work; provided, however, that the last $100,000 of the Landlord's Contribution shall not be released to Tenant unless and until (x) all governmental authorities have (to the extent required) issued final approval of the Work as built and (y) Tenant has delivered to Landlord "as built" drawings with respect to the Work (whereupon all of the remaining Landlord's Contribution shall be released).

          (c) If this Lease is terminated for any reason before the disbursement of the Landlord's Contribution in full, then Landlord shall be entitled to receive a refund of the remaining balance of the Landlord's Contribution. In any event, Landlord shall be entitled to receive the interest collected by Escrow Agent on the funds held by it under the Escrow Agreement, at the time the final disbursement of such funds is made, and Landlord shall pay all taxes on such interest.

          (d) Landlord represents and warrants that, on the Rent Commencement Date, the common rest rooms on the floor where the Premises are located, and the common areas and entrances and exits of the Building, will comply with all Legal Requirements (including the Americans with Disabilities Act), and such rest rooms, common areas and the building systems serving the Premises will be in good working order.

          (e) Landlord shall permit Tenant to move to the Premises (at its expense) and use during the Term, the equipment described in Exhibit K hereto;
                                                             ---------
which equipment shall remain the
property of Landlord and be surrendered to Landlord at the end of the Term. Such equipment is being so provided on an "as is", "where is" basis. Landlord makes no representation or warranty regarding the condition, fitness or usefulness of it.

                           ARTICLE  4 - TAX PAYMENTS

          4.01.  For the purposes of this Article 4 and other provisions of this
                                          ---------
Lease:

               (a) The term "Taxes" shall mean (i) the real estate taxes, assessments and special assessments imposed upon the Project by any federal, state, municipal or other governments or governmental bodies or authorities, and (ii) any expenses incurred by Landlord or any other tenant in contesting such taxes or assessments and/or the assessed value of the Improvements and/or the Land, which expenses shall be allocated to the Tax Year to which such expenses relate; provided, that such expenses incurred by another tenant shall only be included in "Taxes" if the contest by such tenant is on behalf of the entire Building (or the entire Project). If at any time during the Term the methods of taxation prevailing on the date hereof shall be altered so that in lieu of, or as an addition to or as a substitute for, the whole or any part of such real estate taxes, assessments and special assessments now imposed on real estate there shall be levied, assessed or imposed (x) a tax, assessment, levy, imposition, license fee or charge wholly or partially as a capital levy or otherwise on the rents received therefrom, or (y) any other such additional or substitute tax, assessment, levy, imposition or charge, then all such taxes, assessments, levies, impositions, fees or charges or the part thereof so measured or based shall be deemed to be included within the term "Taxes" for the purposes hereof. However, "Taxes" shall not include any amounts attributable to new buildings constructed on the Land after the date hereof to the extent (if any) that the real estate taxes attributable to such new buildings are at a rate per rentable square foot that exceeds the average rate per rentable square foot of real estate taxes attributable to the other buildings in the Project.

               (b) The term "Tax Year" shall mean the period of 12 calendar months beginning on January 1 of the year in which the Term commences, and each succeeding 12-month period thereafter.

               (c) The term "Tenant's Proportionate Share" for purposes of this
     Article 4, Article 5 and any other relevant provisions of this Lease shall mean an amount equal to 9.03% minus the Applicable Abatement Factor, subject to change as provided in Section 4.06 and in this subdivision (c).
                                      ------------             ---------------
     If any building or buildings is or are enlarged, demolished or removed from the Land or any new building or buildings is or are erected on the Land, the term "Tenant's Proportionate Share" shall mean (i) the percentage that represents a fraction the numerator of which is the number of square feet of gross rentable area in the Premises and the denominator of which is the aggregate number of square feet of gross rentable area of all the buildings on the Land (herein called the "Gross Building Area"), minus (ii) the Applicable Abatement Factor; subject to change as provided in Section 4.06. Landlord represents to Tenant that
                              ------------
     (1) the Gross Building Area is 737,954 on the date hereof and (2) the aggregate of Tenant's Proportionate Share of Taxes and the percentages of Taxes payable by other tenants at the Project, other than Carbide, under provisions in their leases analogous to this Article 4 that require
                                                  ---------
     payments of additional charges based on a proportionate share of Taxes (or increases in Taxes over a base amount) does not exceed the Non-Carbide Percentage of Taxes payable with respect to the Project (except, possibly, to a de minimis extent attributable to rounding of fractional amounts).
          ----------

               (d) The term "Applicable Abatement Factor" for a given Lease Year shall mean the percentage that represents a fraction the numerator of which is the Adjusted Abated Footage in such Lease Year and the denominator of which is the Gross Building Area.

               (e) The term "Adjusted Abated Footage" for a given Lease Year shall mean the lesser of (i) the Abated Footage (if any) in such Lease Year or (ii) the average number of square feet of gross rentable area in the Premises that is unoccupied during such Lease Year (with such average being determined based on the sum of the unoccupied areas for each day in such Lease Year divided by the total number of such days). For purposes of calculating periodic installments of Taxes or Operating Expenses prior to the final determination of the Adjusted Abated Footage in any Lease Year, the Abated Footage shall be used in calculating the Applicable Abatement Factor for such Lease Year until the unoccupied area of the Premises decreases below the Abated Footage; and upon such decrease, and each further decrease during such Lease Year, such periodic installments thereafter due shall, upon notice to Tenant, be recalculated to reflect the projected average under the foregoing clause (ii) based on such decrease(s). The final determination of the Adjusted Abated Footage shall be made within thirty (30) days following the end of such Lease Year.

               (f) The term "Carbide" means Union Carbide Chemicals and Plastics Company Inc.

               (g) The term "Non-Carbide Percentage" means 100% minus the percentage of the Gross Building Area that is demised under the lease between Landlord and Carbide (which expires on December 31, 1997).

          4.02. Any Taxes for a real estate fiscal tax year, a part of which is included within a particular Tax Year and a part of which is not so included, shall be apportioned on the basis of the number of days in the real estate fiscal tax year included in the particular Tax Year for the purpose of making the computations under Section 4.03.
                                             ------------

          4.03. For each Tax Year, any part of which shall occur during the period from the Rent Commencement Date through the end of the Term, Tenant shall pay to Landlord an amount (prorated to the extent provided in Section 4.05, if
                                                              ------------
applicable) (herein called the "Tax Payment") equal to Tenant's Proportionate Share of the Taxes for such Tax Year. The Tax Payment for each Tax Year shall be due and payable in installments in the same manner and at the same time that the Taxes for such Tax Year are first due and payable to the appropriate taxing authority. Landlord shall bill Tenant for any Tax Payment installment(s) payable by Tenant pursuant to this Article, such bill to set forth in reasonable detail the computation of the Tax Payment and the particular installment(s) thereof being billed. In the event of any increase in the Taxes for any Tax Year, whether during or after such Tax Year, or any decrease in the Taxes during such Tax Year, the Tax Payment for such Tax Year shall be appropriately adjusted and paid or refunded, as the case may be, in accordance therewith.

          4.04. If Landlord shall receive a refund of the Taxes for any Tax Year (including any interest on such refund), Landlord shall either pay to Tenant promptly, or permit Tenant to credit against the next installments of Fixed and Additional Rent due under this Lease, Tenant's Proportionate Share of the net refund, plus interest received, if any (after deducting from such total refund the costs and expenses, including, but not limited to, appraisal, accounting and legal fees of obtaining the same, to the extent that such costs and expenses were not included in the Taxes for such Tax Year); provided, however, such payment or credit to Tenant shall in no event exceed Tenant's Tax Payment paid for such Tax Year, plus interest on such amount. The provisions of this Section 4.04 shall survive the expiration or sooner termination of the Term
     ------------
(subject to Landlord's right of offset against any amounts owing by Tenant hereunder).

          4.05. If a Tax Year begins prior to the Rent Commencement Date or ends after the expiration or termination of the Term, the Tax Payment therefor shall be prorated to correspond to that portion of such Tax Year occurring from and after the Rent Commencement Date and within the Term.

          4.06. If Landlord causes part or parts of the Land to become a separate tax lot or separate tax lots, then the term "Tenant's Proportionate Share" shall be the percentage that represents a fraction, the numerator of which is the number of square feet of gross rentable area in the Premises and the denominator of which is the aggregate number of square feet of gross rentable area of all the buildings in the separate tax lot of which the Premises are a part.

                    ARTICLE  5 - OPERATING EXPENSE PAYMENTS

          5.01.  For the purposes of this Article 5 and other provisions of this
                                          ---------
Lease:

               (a) The term "Operating Expenses" shall mean the following costs and expenses actually paid or incurred by Landlord or on Landlord's behalf in respect of the repair, maintenance and operation of the Project (including, without limitation, all expenses of the following types paid or incurred as a result of Landlord complying with its obligations under this Lease): (i) salaries, wages, medical, surgical, union and general welfare benefits (including, without limitation, group life insurance and pension and welfare payments and contributions and all other fringe benefits paid to, for or with respect to all persons (whether employees of Landlord or its managing agent) engaged in the repair, operation and maintenance of the Project (excluding employees above the level of Project Manager); (ii) payroll taxes, workers' compensation, uniforms, dry cleaning, and related expenses for such persons; (iii) the cost of all charges for gas, steam, electricity, heat, ventilation, air-conditioning, water and other utilities furnished to the buildings within the Project (including, without limitation, the common areas thereof) together with any taxes on such utilities (excluding however, the cost of electricity, heat, ventilating and air-conditioning described in clauses (9) and (10) of this definition);
     (iv) the cost of painting the common areas and other non-rentable space of the Project; (v) the cost (including sales and other taxes thereon) of building and cleaning supplies, materials and equipment, rentals and replacements of tools and equipment (subject to the provisions hereinafter set forth in this Section 5.01(a)) used in the operation, maintenance, and
                       ---------------
     repair of the Project, and charges for telephone service for the management of the Project; (vi) insurance premiums (including, without limitation, liability insurance, fire and casualty insurance, rent insurance and any other insurance), attorneys' fees and disbursements (exclusive of any such fees and disbursements incurred in applying for any reduction of Taxes or in connection with the leasing of space in the Project or the enforcement of leases), auditing and other professional fees and expenses (excluding audit fees resulting from the auditing of Operating Expenses by Tenant or any other tenant in the Project, if such audit reveals overcharges that entitle Tenant, or the tenant in question, to reimbursement of its audit costs), association dues and any other ordinary and customary financial expenses incurred in connection with the operation of the Project; (vii) charges of independent contractors for landscaping, exterminating, snow removal, and equipment inspection and maintenance; (viii) cost of hand tools and other movable equipment used exclusively in the repair, maintenance or operation of the Project (subject to the provisions hereinafter set forth in this Section 5.01(a)); (ix) the cost of all
                                   ---------------
     charges for window and other cleaning and janitorial and security services; (x) the cost of repairs and replacements made by Landlord (subject to the provisions hereinafter set forth in this Section 5.01(a));
                                                              ---------------
     (xi) the cost of alterations and improvements to the Project (in addition to ordinary repairs and maintenance) made to comply with Legal Requirements or Insurance Requirements not yet enacted as of the date hereof (and subject to the provisions hereinafter set forth in this Section 5.01(a));
     (xii) payments under service contracts to perform services included in Operating Expenses; (xiii) management fees or, if no managing agent is employed by Landlord, a sum in lieu thereof, in either case, not to exceed the lesser of (A) the then prevailing rates for management fees of similar properties in Westchester County or (B) 4.5% of the rents and additional charges from tenants of the Project; and (xiv) all other charges properly allocable to the repair, operation and maintenance of the Project in the ordinary course of business and in accordance with generally accepted accounting principles; excluding, however, (1) depreciation and amortization, (2) interest on and amortization of debts, (3) ground rent,
     (4) leasehold improvements made for existing or future tenants of the Project, (5) brokerage commissions, (6) refinancing costs, (7) costs and expenses in connection with the construction of new buildings, including all planning, legal and related costs, (8) Taxes, (9) the cost of Basic Electric and HVAC Electric (as such terms are defined in Section 15.01) furnished to the Premises or to other tenants of the Project, (10) the cost of producing and furnishing steam and chilled water to provide heat, ventilating and air-conditioning furnished to the Premises or to other tenants of the Project, (11) costs paid or reimbursed directly by Tenant or another tenant in the Project (as distinguished from costs that are passed along to other tenants by virtue of provisions in their leases, analogous to this Article 5, which require them to pay a proportionate share of
             ---------
     operating costs or increases therein), and (12) capital improvements that do not qualify under clause (xi) above and are not either (a) of a type which will reduce Operating Expenses or (b) reasonably required to maintain the condition of the Project in substantially the condition that it is as of the date hereof. The cost of any capital improvement or machinery or equipment that is included as an Operating Expense under the foregoing definition shall be included in Operating Expenses for the Operating Year in which such improvement was made or machinery or equipment was pur chased, provided that to the extent the cost of such capital improvement or machinery or equipment is required to be capitalized for federal income tax purposes, such cost shall be amortized on a straight-line basis over the useful life thereof utilized for federal income tax purposes, and the annual amortization of such capital improvement or machinery or equipment, together with interest on the unamortized balance of such cost at the Prime Rate in effect when such cost is first incurred, shall be included in Operating Expenses. If the capital expenditure is of a type which will reduce Operating Expenses, and does not qualify under the foregoing clause 12(b), then the amount to be included in Operating Expenses for any year on account of such expenditure will not exceed the amount of Operating Expense Savings achieved. Any cost or expense shall be included in Operating Expenses for any Operating Year no more than once, notwithstanding that such cost or expense may fall under more than one of the categories listed above. Landlord may use related or affiliated entities to provide services or furnish materials for the Project provided that the rates or fees charged by such entities are competitive with those charged by unrelated or unaffiliated entities for the same services or materials. If during any Operating Year the tenant or occupant of any space in the Project undertook to perform work or services therein in lieu of having Landlord perform the same and the cost thereof would have been included in Operating Expenses if done by Landlord, then, in any such event(s), the Operating Expenses for such Operating Year shall include the amount that would have been incurred if Landlord had performed such work or services, as the case may be, to the extent necessary only to allow Landlord to collect in full Landlord's actual cost for performing such work or service for the remaining tenants of the Project. Operating Expenses shall be calculated on the accrual basis of accounting. Landlord represents to Tenant that the aggregate of Tenant's Proportionate Share of Operating Expenses and the percentages of Operating Expenses payable by other tenants at the Project (other than Carbide) under provisions in their leases analogous to this Article 5 (or included in a base year for such Tenant) does not exceed the Non-Carbide Percentage of Operating Expenses actually incurred by Landlord with respect to the Project (except, possibly, to a de minimis extent attributable to rounding of fractional amounts).

               (b) The term "Operating Year" shall mean the calendar year beginning on January 1 of the year in which the Term commences, and each succeeding calendar year thereafter.

               (c) The term "Operating Statement" shall mean a written statement prepared by Landlord or its agent, setting forth Landlord's computation of the sum payable by Tenant under this Article for a specified Operating Year.

          5.02. For each Operating Year, any part of which occurs during the period from the Rent Commencement Date through the end of the Term, Tenant shall pay to Landlord an amount (prorated to the extent provided in Section 5.06, if
                                                              ------------
applicable) (herein called the "Operating Payment") equal to Tenant's Proportionate Share of the Operating Expenses for such Operating Year. Said payments shall be made as provided in Section 5.03.
                                      ------------

          5.03. Landlord shall furnish to Tenant, prior to the commencement of each Operating Year (or, in the case of the Operating Year in which the Term commences, prior to the Rent Commencement Date), a written statement setting forth Landlord's estimate of the Operating Payment for such Operating Year. Tenant shall pay to

Landlord on the first day of each month during such Operating Year (or the portion thereof subsequent to the Rent Commencement Date, as the case may be) an amount equal to one-twelfth of Landlord's estimate of the Operating Payment for such Operating Year. If, however, Landlord shall furnish any such estimate for an Operating Year subsequent to the commencement thereof, then (a) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section in respect of the last month of the preceding Operating Year; (b) after such estimate is furnished to Tenant or included in or together with such estimate, Landlord shall give notice to Tenant stating whether the installments of the Operating Payment previously made for such Operating Year were greater or less than the installments of the Operating Payment to be made for such Operating Year in accordance with such estimate, and (i) if there shall be a deficiency, Tenant shall pay to Landlord the amount thereof within 10 days after demand therefor, without interest, or (ii) if there shall have been an overpayment, Landlord shall promptly either refund to Tenant the amount thereof or permit Tenant to credit the amount thereof against the next subsequent payments under this Article or Article 4, without interest; and (c) on the first day of the
                ---------
month following the month in which such estimate is furnished to Tenant, and monthly thereafter throughout the remainder of such Operating Year, Tenant shall pay to Landlord an amount equal to one-twelfth of the Operating Payment shown on such estimate. Landlord may, at any time during each Operating Year, furnish to Tenant a revised statement of Landlord's estimate of the Operating Payment for such Operating Year; and in such case, the Operating Payment for such Operating Year shall be adjusted and paid or refunded, as the case may be, substantially in the same manner as provided in the preceding sentence.

          5.04. Within 120 days after the end of each Operating Year Landlord shall furnish to Tenant an Operating Statement for such Operating Year. If the Operating Statement shows that the sums paid by Tenant under Section 5.03
                                                             ------------
exceeded the Operating Payment to be paid by Tenant for such Operating Year, Landlord shall promptly either refund to Tenant the amount of such excess or permit Tenant to credit the amount of such excess against the next subsequent payments under this Article or Article 4; and if the Operating Statement for
                               ---------
such Operating Year shows that the sums so paid by Tenant were less than the Operating Payment to be paid by Tenant for such Operating Year, Tenant shall pay to Landlord the amount of such deficiency within 10 days after demand therefor, in either case without interest. The provisions of this Section 5.04 shall
                                                         ------------
survive the expiration or sooner termination of the Term (subject to Landlord's right of offset against any amounts owing by Tenant hereunder).

          5.05. Tenant, upon notice given within 90 days of the receipt of such Operating Statement, may elect to have Tenant's designated (in such notice) certified public accountant (who may be an employee of Tenant) examine such of Landlord's books and records as are directly relevant to the Operating Statement in question. (If

Tenant shall not give such notice within such 90-day period, then the
Operating Statement as furnished by Landlord shall be conclusive and binding upon Tenant.) Tenant, pending the resolution of any contest shall continue to pay all sums as determined to be due in the first instance by Landlord's Operating Statement and upon the resolution of such contest, suitable adjustment shall be made in accordance therewith with appropriate refund to be made by Landlord to Tenant (or credit allowed Tenant against the Fixed Rent and Additional Charges becoming due). If, within such 90-day period, Tenant shall disagree with Landlord's Operating Statement, then Tenant may send a written notice ("Tenant's Statement") to Landlord of such disagreement specifying in reasonable detail the basis for Tenant's disagreement and the amount of the Operating Payment Tenant claims is due. Landlord and Tenant shall attempt to adjust such disagreement. If they are unable to do so and the amount of the Operating Payment Tenant claims is due is substantially different from the amount of the Operating Payment Landlord claims is due, Landlord and Tenant shall designate a certified public accountant (herein called the "Arbiter") whose determination made in accordance with this Section 5.05 shall be binding
                                                 ------------
upon the parties; it being understood that if the amount of the Operating Payment Tenant claims is due is not substantially different from the amount of the Operating Payment Landlord claims is due, then Tenant shall have no right to protest such amount and shall pay the amount that Landlord claims is due to the extent not theretofore paid. The term "substantially" as used in the previous sentence shall mean a variance of $3,000 or more. If the determination of the Arbiter shall substantially confirm the determination of Landlord and not Tenant, then Tenant shall pay the cost of the Arbiter. If the determination of the Arbiter shall substantially confirm the determination of Tenant and not Landlord, then Landlord shall pay the cost of the Arbiter and the cost of Tenant's examination of Landlord's books and records in connection with the disputed Operating Statement. The term "substantially" as used in the previous two sentences shall mean a variance of 3% or less. In all other events, the cost of the Arbiter shall be borne equally by Landlord and Tenant, and Tenant shall bear such costs of examination. The Arbiter shall be a member of an independent certified public accounting firm having at least three (3) accounting professionals who shall not be employed by (except for purposes of this arbitration) or affiliated with either Landlord or Tenant. In the event that Landlord and Tenant shall be unable to agree upon the designation of the Arbiter within thirty (30) days after receipt of notice from the other party requesting agreement as to the designation of the Arbiter, which notice shall contain the names and addresses of two or more certified public accountants who are acceptable to the party sending such notice (any one of whom, if acceptable to the party receiving such notice as shall be evidenced by notice given by the receiving party to the other party within such thirty (30) day period, shall be the agreed upon Arbiter), then either party shall have the right to request the American Arbitration Association (the "AAA") (or any organization which is the successor thereto) to designate as the Arbiter a certified public accountant whose determination made in accordance with this Section 5.05 shall be
                                                 ------------
conclusive and binding upon
the parties, and the cost of such certified public accountant designated by the AAA (or any organization which is the successor thereto) shall be borne as hereinbefore provided in the case of the Arbiter designated by Landlord and Tenant. Landlord and Tenant hereby agree that any determination made by an Arbiter designated pursuant to this Section 5.05 shall not exceed the amount(s)
                                    ------------
as determined to be due in the first instance by Landlord's Operating Statement, nor shall such determination be less than the amount(s) claimed to be due by Tenant in Tenant's Operating Statement, and that any determination which does not comply with the foregoing shall be null and void and not binding on the parties. In rendering such determination such Arbiter shall not add to, subtract from or otherwise modify the provisions of this Lease, including the immediately preceding sentence.

          5.06. If the Rent Commencement Date shall occur other than on the first day of an Operating Year or an Operating Year ends after the expiration or termination of this Lease, any Additional Charges in respect thereof payable under this Article shall be equitably prorated to correspond to that portion of the Operating Year occurring from and after the Rent Commencement Date and within the Term.

          ARTICLE  6 - SUBORDINATION, NOTICE TO SUPERIOR
                      LESSORS AND SUPERIOR MORTGAGEES

          6.01. The holder of any mortgage which may now or hereafter affect the Land and/or the Building and/or any Superior Lease (as hereinafter defined) may elect that this Lease and all rights of Tenant hereunder shall have priority over such mortgage and, upon notification by such holder to Tenant, this Lease shall be deemed to have priority over such mortgage, whether this Lease is dated prior to or subsequent to the date of such mortgage. Subject to Section 6.04,
                                                                ------------
except for any mortgage where the holder gave the aforesaid notification that this Lease shall have priority over such mortgage, this Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all ground leases, overriding leases and underlying leases of the Land and/or the Improvements now or hereafter existing and to all mortgages which may now or hereafter affect the Land and/or the Improvements and/or any of such leases, including, without limitation, that certain Mortgage Consolidation, Modification, Extension and Spreader Agreement dated as of September 30, 1987, between Landlord, as Mortgagor, and Swiss Bank Corporation, New York Branch (herein called "Swiss Bank"), as Mortgagee, and that certain Restated Mortgage dated as of September 30, 1987, between Landlord, as Mortgagor, and Carbide, as Mortgagee, whether or not such mortgages shall also cover other lands and/or buildings and/or leases, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and spreaders and consolidations of such mortgages. This Section shall be self-operative and no further instrument of subordination or priority (as described in the first sentence of this

Section) shall be required. In confirmation of such subordination or priority (as described in the first sentence of this Section), subject to Section 6.04,
                                                                 ------------
Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the holder of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination or priority; and if Tenant fails to execute, acknowledge or deliver any such instruments within 10 days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute and deliver any such instruments for and on behalf of Tenant. Any lease to which this Lease is, at the time referred to, subject and subordinate is herein called a "Superior Lease," and the lessor of a Superior Lease or its successor in interest, at the time referred to, is herein called a "Superior Lessor" and any mortgage (a) to which this Lease is, at the time referred to, subject and subordinate or (b) to which this Lease shall have priority due to the effect of the first sentence of this Section is herein called a "Superior Mortgage" and the holder of a Superior Mortgage is herein called a "Superior Mortgagee."

          6.02. If any act or omission of Landlord would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right (a) until it has given written notice of such act or omission to Landlord and each Superior Mortgagee and each Superior Lessor whose name and address shall previously have been furnished to Tenant, and (b) until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Superior Mortgagee or Superior Lessor shall have become entitled under such Superior Mortgage or Superior Lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the longer of 30 days or the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such Superior Mortgagee or Superior Lessor shall with due diligence give Tenant notice of intention to, and commence and continue to, remedy such act or omission. The current address of Swiss Bank, a Superior Mortgagee, is Director, Restructuring, IMBG Restructuring, Swiss Bank Corporation, 222 Broadway, New York, New York 10038. The current address of Carbide, a Superior Mortgagee, is 39 Old Ridgebury Road, Danbury, Connecticut 06817-0001, Attention of Director of General Services.

          6.03. If any Superior Mortgagee or Superior Lessor shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed (herein called a "Successor Landlord"), then Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease, but, except as may otherwise be expressly provided in the applicable SNDA (as hereinafter defined), the Successor Landlord shall not (a) be liable for any previous act or omission of Landlord under this Lease (although the Successor Landlord shall be obligated to correct any conditions existing at the date of attornment which violate the Successor Landlord's obligations as Landlord hereunder); (b) be subject to any offset, not expressly provided for in this Lease, which theretofore shall have accrued to Tenant against Landlord; (c) be obligated to complete any work to prepare the Premises for Tenant's occupancy; (d) be obligated to make any payment to or on behalf of Tenant which theretofore shall have accrued, except for refunds or credits of Taxes or Operating Expenses due to Tenant; (e) be required to account for any security deposit other than any actually delivered to the Successor Landlord; or
(f) be bound by any previous modification of this Lease or by any previous prepayment of more than one month's Fixed Rent, unless such modification or prepayment shall have been expressly approved in writing by the lessor of the Superior Lease or the holder of the Superior Mortgage through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease.

          6.04.  The subordination of this Lease to the Superior Mortgages held by Swiss Bank and Carbide is conditional upon the delivery to Tenant of the SNDA's described in Section 38.01. The subordination of this Lease to any
                    -------------
Superior Lease or any Superior Mortgage other than the Superior Mortgages held by Swiss Bank and Carbide is conditioned upon the delivery to Tenant by the Superior Lessor or Superior Mortgagee thereunder of an SNDA in form reasonably acceptable to Tenant (it being understood that any form of SNDA that is not materially adversely different from the SNDA delivered by Swiss Bank or Carbide shall be deemed to be acceptable to Tenant).

          6.05. If any prospective or actual Superior Mortgagee or Superior Lessor requires any modification of this Lease, Tenant shall, upon notice thereof from Landlord, promptly execute and deliver to Landlord the instrument accompanying said notice from Landlord to effect such modification if such instrument does not adversely affect in any material respect any of Tenant's rights under this Lease and does not increase in any material respect any of Tenant's obligations under this Lease.

                          ARTICLE  7 - QUIET ENJOYMENT

          7.01. So long as no event has occurred (including the expiration of applicable notice and grace, if any) which, pursuant to Article 24, would give
                                                        ----------
Landlord the right to terminate this Lease, Tenant shall peaceably and quietly have, hold and enjoy the Premises without hindrance, ejection or molestation by Landlord or any person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions of this Lease and to any Superior Leases and Superior Mortgages. This covenant shall be construed as a covenant running with the Land, and is not, nor shall it be construed as, a personal covenant of Landlord, except to the extent of Landlord's interest in this Lease and only so long as such interest shall continue, and thereafter this covenant shall be binding only upon subsequent successors in interest of Landlord's interest in this Lease, to the extent of their respective interests, as and when they shall acquire the same, and so long as they shall retain such interest.

               ARTICLE  8 - ASSIGNMENT, SUBLETTING AND MORTGAGING

          8.01. Tenant shall not, whether voluntarily, involuntarily, or by operation of law or otherwise (a) assign or otherwise transfer this Lease, or offer or advertise to do so, (b) sublet the Premises or any part thereof, or offer or advertise to do so, or allow the same to be used, occupied or utilized by anyone other than Tenant, or (c) mortgage, pledge, encumber or otherwise hypothecate this Lease or the Premises or any part thereof in any manner whatsoever, without in each instance obtaining the prior consent of Landlord and all Superior Mortgagees. For purposes of the foregoing clause (b), incidental use of desk or laboratory space by persons controlled by, controlling or under common control with Tenant shall be considered to be use by Tenant.

          8.02. If and so long as Tenant is a corporation or a partnership, the following shall be deemed to be an assignment of this Lease under Section 8.01
                                                                  ------------
prohibited by said Section unless Tenant obtains the prior consent of Landlord and all Superior Mortgagees: one or more sales or transfers of stock or partnership interests, voluntarily, involuntarily, by operation of law or otherwise, or the issuance of new stock or partnership interests, by which an aggregate of more than 50% of Tenant's stock or partnership interests shall be vested in a party or parties who are not stockholders or partners as of the date hereof. This Section shall not apply to transactions with a corporation or partnership into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred or to any corporation or partnership which controls or is controlled by Tenant or is under common control with Tenant if (a) the successor to Tenant has a tangible net worth that is reasonably sufficient to enable such successor to pay and perform Tenant's obligations hereunder in accordance herewith, and (b) proof satisfactory to Landlord of such tangible net worth is delivered to Landlord at least 10 days prior to the effective date of any such transaction. The provisions of this Section shall not apply to any corporation the outstanding voting stock of which is listed on a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) or is traded in the over-the-counter market with quotations reported by the National Association of Securities Dealers through its automated system for reporting quotations.

          8.03. If this Lease is assigned, whether or not in violation of the provisions of this Lease, Landlord may collect rent from the assignee. If the Premises or any part thereof are sublet or used or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant, and expiration of Tenant's time to cure such default, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the Fixed Rent and Additional Charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 8.01, or the acceptance of the
                                   ------------
assignee, subtenant or occupant as tenant, or a release of Tenant from the performance by Tenant of Tenant's obligations under this Lease. The consent by Landlord and any Superior Mortgagee to assignment, mortgaging, subletting or use or occupancy by others shall not in any way be considered to relieve Tenant from obtaining the consent of Landlord and all Superior Mortgagees to any other or further assignment, mortgaging, subletting or use or occupancy by others not expressly permitted by this Article. References in this Lease to use or occupancy by others (that is, anyone other than Tenant) shall not be construed as limited to subtenants and those claiming under or through subtenants but as including also licensees and others claiming under or through Tenant, immediately or remotely.

          8.04. Any assignment or transfer, whether made with Landlord's and all Superior Mortgagees' consent pursuant to Section 8.01 or without the
                                             ------------
requirement of Landlord's and all Superior Mortgagees' consent pursuant to
Section 8.02, shall be made only if, and shall not be effective until, the
------------
assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord and all Superior Mortgagees whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions in Section 8.01 shall, notwithstanding such assignment or transfer,
              ------------
continue to be binding upon it in respect of all future assignments and transfers. Notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of the Fixed Rent or Additional Charges by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the Fixed Rent and Additional Charges and for the other obligations of this Lease on the part of Tenant to be performed or observed.

          8.05. The liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord with the then Tenant extending the time of, or modifying any of the obligations of, this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease.

          8.06. Neither the listing of any name other than that of Tenant, whether on the door of the Premises or on any directory, or otherwise, nor the acceptance by Landlord of any check not drawn by Tenant in payment of Fixed Rent or Additional Charges, shall operate to vest any right or interest in this Lease or in the Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others.

          8.07.  Except as specifically provided to the contrary in this Article
                                                                         -------
8, if Tenant shall at any time or times during the Term desire to assign this
-
Lease or sublet all or any part of the Premises, Tenant shall give notice thereof to Landlord and all Superior Mortgagees, which notice shall be accompanied by (a) a summary of the material business terms of the proposed assignment or sublease the effective or commencement date of which shall be at least 60 days after the giving of such notice, (b) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises, and (c) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report. Such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option, (i) sublease such space from Tenant upon the terms and conditions hereinafter set forth or (ii) terminate this Lease (if the proposed transaction is an assignment or a sublease of all or substantially all of the Premises for all or substantially all of the remaining Term). Said options may be exercised by Landlord by notice to Tenant at any time within 60 days after such notice has been given by Tenant to Landlord; and during such 60-day period Tenant shall not assign this Lease or sublet such space to any person.

          8.08. If Landlord exercises its option to terminate this Lease in the case where Tenant desires either to assign this Lease or sublet all or substantially all of the Premises for all or substan tially all of the remaining Term, then this Lease shall end and expire on the date that such assignment or sublet was to be effective or commence, as the case may be, and the Fixed Rent and Additional Charges shall be paid and apportioned to such date.

          8.09. If Landlord exercises its option to sublet the Premises which Tenant desires to sublet, such sublease to Landlord or its designee (as subtenant) shall be at the lower of (i) the rental rate per rentable square foot of the Fixed Rent and Additional Charges then payable pursuant to this Lease or
(ii) the rentals set forth in the proposed sublease, and shall be for the same term as that of the proposed subletting, and:

               (a) the sublease shall be expressly subject to all of the covenants, agreements, terms, provisions and conditions of this Lease except such as are irrelevant or inapplicable, and except as otherwise expressly set forth to the contrary in this Section;

               (b) such sublease shall be upon the same terms and conditions as those contained in the proposed sublease, (i) except such as are irrelevant or inapplicable and except as otherwise expressly set forth to the contrary in this Section and (ii) except that such sublease shall contain provisions analogous to Section 8.16, obligating the sublessee to share net assignment or sub-
        ------------
     subletting profits with Tenant;

               (c) such sublease shall give the sublessee the unqualified and unrestricted right, without Tenant's permission, to assign such sublease or any interest therein and/or to further sublet the Premises or any part or parts thereof and to make any and all changes, alterations, and improvements in the Premises, subject to the further provisions of paragraph (d);

               (d) such sublease shall provide that any assignee or further subtenant of Landlord or its designee may, at the election of Landlord, be permitted to make alterations, decorations and installations in such space or any part thereof and shall also provide in substance that (i) any such alterations, decorations and installations in such space therein made by any assignee or subtenant of Landlord or its designee may be removed, in whole or in part, by such assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease provided that such assignee or subtenant, at its expense, shall repair any damage and injury to such space so sublet caused by such removal and (ii) if such sublease is for a term ending more than one year prior to the end of the Term, such assignee or subtenant shall, at Tenant's option, restore such space substantially to the condition thereof prior to such alterations and installations, to the extent such alterations and installations are not consented to by Tenant and would not have been permitted without such consent under the terms of Tenant's proposed sublease;

               (e) such sublease shall provide that (i) the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties,
     (ii) any assignment or further subletting by Landlord or its designee (as the sublessor) may be for any purpose or purposes that Landlord, in Landlord's uncontrolled discretion, shall deem suitable or appropriate, and
     (iii) at the expiration of the term of such sublease, Tenant will accept the space covered by such sublease in its then existing condition, subject to the obligations of the subtenant to make such repairs and restorations thereto as are required by paragraph (d) above and/or as may be necessary to preserve the premises demised by such sublease in good order and condition, ordinary wear and tear and damage by fire or other casualty excepted; and

               (f) Tenant shall not be liable hereunder, during the term of such sublease, for any breach by the subtenant (or any under-tenant) of the covenants in this Lease relating to the use, occupancy, maintenance, repair or insurance of the portion of the Premises covered by such sublease; and such sublease shall provide that the subtenant will indemnify and hold harmless Tenant against any liability, damages, losses or costs arising from any such breach; provided, however, that no Superior Mortgagee shall be bound by the foregoing clause.

          8.10.  If Landlord does not exercise its options pursuant to Section
                                                                       -------
8.07 to so sublet the Premises or terminate this Lease and providing that Tenant
----
is not in default of any of Tenant's obligations under this Lease, Landlord's consent (which shall be in form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld, provided and upon condition that:

               (a) Tenant shall have complied with the provisions of Section
                                                                     -------
     8.07 and Landlord shall not have exercised any of its options under said
     ----
     Section 8.07 within the time permitted therefor;
     ------------

               (b) in Landlord's judgment the proposed assignee or subtenant is engaged in a business and the Premises will be used in a manner which (i) is in keeping with the then standards of the Building, (ii) is limited to the use expressly permitted under Section 2.01 or any other office,
                                       ------------
     laboratory or similar use which complies with Legal Requirements and Insurance Requirements and otherwise with the provisions of this Lease, and
     (iii) will not violate any negative covenant as to use contained in any other lease of space in the Project;

               (c) the proposed assignee or subtenant is a reputable person of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

               (d) the proposed assignee or sublessee is not a person with whom Landlord is then negotiating to lease space in the Project;

               (e) the form of the proposed sublease (if Tenant proposes to sublease all of the Premises) shall be in form reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article; and

               (f) the consent of any Superior Mortgagee whose Superior Mortgage requires the consent of the Superior Mortgagee shall have been obtained (or deemed obtained thereunder). Landlord shall use diligent efforts to obtain such consent.

          8.11. Tenant shall reimburse Landlord on demand for any costs that may be incurred by Landlord in connection with any proposed assignment or sublease, whether consented to by Landlord or not, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and legal costs incurred in connection with the granting of any requested consent.

          8.12. If the proposed subtenant under a proposed sublease is (or controls, is controlled by or is under common control with) a person that is then an occupant of the Project, and if Landlord also then has space available for lease at the Project, then the amount of the aggregate rent per rentable square foot to be paid under such proposed sublease shall not be less than the then current market rent per rentable square foot for the Premises as though the Premises were vacant and unleased. The rental and other terms and conditions of any actual sublease shall be the same as those contained in the summary furnished to Landlord pursuant to Section 8.07. Tenant shall not (a) advertise
                                  ------------
or publicize in any way the availability of the Premises without prior notice to Landlord of Tenant's intention to sublet space, or (b) list the Premises for subletting, whether through a broker, agent, representative or otherwise at a rental rate less than the Fixed Rent and Additional Charges at which Landlord is then offering to lease comparable space in the Project.

          8.13. Except for any subletting by Tenant to Landlord or its designee pursuant to the provisions of this Article, each subletting pursuant to this Article shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such subletting to Landlord or any such subletting to any other subtenant and/or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the Fixed Rent and Additional Charges due and to become due hereunder and, subject to Section 8.09(f), for the performance of
                                     ---------------
all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the Premises by Tenant or any person claiming through or under Tenant (except as provided in Section 8.09) shall or will be made except upon compliance with
               ------------
and subject to the provisions of this Article. If Landlord shall decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise any of its options under Section 8.07, Tenant shall indemnify, defend
                                  ------------
and hold harmless Landlord against and from any and all loss, liability, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

          8.14.  If (a) Landlord fails to exercise all of its options under

Section 8.07 and Landlord consents to a proposed assignment or sublease, and (b)
------------
Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within 90 days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of Section 8.07 before
                                                          ------------
assigning this Lease or subletting all or any part of the Premises.

          8.15. With respect to each and every sublease or subletting authorized by Landlord under the provisions of this Lease, it is further agreed that:

               (a) No subletting shall be for a term ending later than one day prior to the expiration date of this Lease.

               (b) No sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord.

               (c) Each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, reentry or dispossess by Landlord under this Lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (i) be liable for any previous act or omission of Tenant under such sublease, (ii) be subject to any offset which theretofore accrued to such subtenant against Tenant, or (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's rent.

               (d) If (i) a subtenant of Tenant, under a sublease for which Landlord's consent is required hereunder and has been obtained, has a minimum net worth calculated in accordance with generally accepted accounting principles equal to at least six times the aggregate of the annual fixed rent, operating payments and tax payments provided for in such sublease, (ii) such sublease (A) has a term of five (5) years or more, (B) provides for the demise of at least 50% of the rentable area of the Premises and (C) provides on a per rentable square foot basis for a fixed rental and additional rent equal to or greater than the Fixed Rent and Additional Charges provided for in this Lease (or which provides for the escalation of such subtenant's rental to such level at such time as it seeks to invoke the protections of this Section), and (iii) Landlord shall be reimbursed for its reasonable out-of-pocket costs in connection therewith (including, without limitation, reasonable legal fees), then Landlord shall execute and deliver to such subtenant, at the time such sublease is made, a non-disturbance agreement in form reasonably satisfactory to Landlord, confirming Landlord's agreement hereunder to recognize such subtenant as the direct tenant of Landlord upon the termination of this Lease by reason of a default by Tenant, provided that at the time of the termination of this Lease (x) no default exists under the subtenant's sublease which would then permit the landlord thereunder to terminate the sublease or to exercise any dispossess remedy provided for therein and (y) the subtenant will deliver to Landlord an instrument confirming the agreement of the subtenant to attorn to Landlord and to recognize Landlord as such subtenant's landlord under the sublease, which instrument shall provide that neither Landlord nor anyone claiming by, through or under Landlord, shall be:

               (1) liable for any act or omission of any prior landlord (including the then-defaulting landlord),

               (2) subject to any offsets or defenses which the subtenant may have against any prior landlord (including the then-defaulting landlord),

               (3) bound by any payment of rent which the subtenant might have made for more than one (1) month in advance of the due date of any corresponding rental obligation under this Lease to any prior landlord (including the then-defaulting landlord),

               (4) liable for any security deposited by such subtenant which has not been transferred as such to Landlord,

               (5) bound by any covenant to undertake or complete any construction of the premises demised by said sublease,

               (6) bound by any obligation to make any payment to the subtenant, except for services, repairs, maintenance and restoration provided for under the sublease to be performed after the date of such termination of this Lease to the extent Landlord would be obligated to perform the same under this Lease, or

               (7) bound by any modification of the sublease to which Landlord shall have not consented in writing.

          8.16. If Landlord gives its consent to any assignment of this Lease or to any sublease, Tenant shall, in consideration therefor, pay to Landlord, as Additional Charges, one-half of:

               (a) in the case of an assignment, an amount equal to (i) all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, without limitation, sums paid for the sale of Tenant's fixtures, leasehold improvements, leasehold equipment, furniture, furnishings or other personal property, less the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns; but excluding sums, not exceeding the fair market value, paid for the sale of Tenant's laboratory or other similar technical or movable equipment); minus (ii) Tenant's reasonable out-of-pocket costs of effectuating such assignment (including, without limitation, brokerage fees, attorneys' fees and the cost of alterations performed for the assignee); and

               (b) in the case of a sublease, (i) any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the Fixed Rent and Additional Charges accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including, without limitation, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns, which net unamortized or undepreciated cost shall be deducted from the sums paid in connection with such sale in equal monthly installments over the balance of the term of the sublease); minus (ii) Tenant's reasonable out-of-pocket costs of effectuating such sublease (including, without limitation, brokerage fees, attorneys' fees and the cost of alterations performed for the subtenant), which costs shall be amortized and deducted in equal monthly installments over the balance of the term of the sublease. The sums payable under this subdivision (b) shall be paid to Landlord as and when paid by the subtenant
     ---------------
     to Tenant.

         ARTICLE  9 - COMPLIANCE WITH LEGAL AND INSURANCE REQUIREMENTS

          9.01. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any Legal Requirements or Insurance Requirements with respect to the Premises or the use or occupation thereof. Tenant shall, at Tenant's expense, comply with all Legal Requirements and Insurance Requirements which shall, in respect of the Premises or the use and occupation thereof, or the abatement of any nuisance in, on or about the Premises, impose any violation, order or duty on Landlord or Tenant, arising from (a) Tenant's use of the Premises (other than as permitted hereunder), (b) the manner of conduct of Tenant's business or operation of its installations, equipment or other property therein, (c) any cause or condition created by or at the instance of Tenant (other than as expressly permitted hereunder), or (d) breach of any of Tenant's obligations hereunder, and Tenant shall pay all the costs, expenses, fines, penalties and damages which may be imposed upon Landlord or any Superior Lessor or Superior Mortgagee by reason of or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section. However, Tenant need not comply with any such Legal Requirements and Insurance Requirements so long as Tenant is contesting the validity thereof, or the applicability thereof to the Premises, in accordance with Section 9.02. Subject
                                                          ------------
to the provisions of Section 9.03, Landlord, at its expense, shall comply with
                     ------------
all other Legal Requirements and Insurance Requirements as shall affect the Premises and the Project, but may similarly defer compliance so long as Landlord shall be contesting the validity or applicability thereof (but only so long as Landlord's contest shall not subject Tenant to criminal penalty, invalidate Tenant's insurance or otherwise materially interfere with Tenant's conduct of business in the Premises for the uses permitted under this Lease).

          9.02. Tenant, at its expense, after notice to Landlord, may contest, by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to the Premises, of any Legal Requirements and Insurance Requirements, provided that (a) neither Landlord nor any Superior Mortgagee or Superior Lessor shall be subject to criminal penalty or to prosecution for a crime, nor shall the Premises or any part thereof be subject to being condemned or vacated, by reason of noncompliance or otherwise by reason of such contest; (b) before the commencement of such contest, Tenant shall furnish to Landlord such security as shall be reasonably satisfactory to Landlord and all Superior Mortgagees, and Tenant shall indemnify Landlord and any Superior Mortgagees and Superior Lessors against the cost thereof and against all liability for damages, interest, penalties and expenses (including reasonable attorneys' fees and expenses), resulting from or incurred in connection with such contest or noncompliance; (c) such noncompliance or contest shall not constitute or result in any violation of any Superior Lease or Superior Mortgage, or if any such Superior Lease or Superior Mortgage shall permit such noncompliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; and (d) Tenant shall keep Landlord advised as to the status of such proceedings. Without limiting the application of the above, Landlord and/or a Superior Mortgagee and/or Superior Lessor shall be deemed subject to prosecution for a crime if Landlord or the Superior Mortgagee or Superior Lessor or any managing agent for the Project, or any officer, director, partner, shareholder or employee of Landlord or a Superior Mortgagee or Superior Lessor or any managing agent for the Project, as an individual, is charged with a crime of any kind or degree whatever, whether by service of a summons or otherwise, unless such charge is withdrawn before Landlord or the Superior Mortgagee or Superior Lessor or any managing agent for the Project, or such officer, director, partner, shareholder or employee of Landlord or the Superior Mortgagee or Superior Lessor or any managing agent for the Project (as the case may be) is required to plead or answer thereto.

          9.03. If (i) Landlord or any Superior Mortgagee or Superior Lessor is required under this Lease or pursuant to law to comply with any Legal Requirements or Insurance Requirements affecting the Pre mises which arise from laws first enacted or imposed after the date hereof, (ii) the cost of such compliance throughout the Project is reasonably expected to exceed $25,000,000,
(iii) Landlord does not have the financial resources to pay such cost, (iv) Tenant's occupancy of the Premises without such compliance will subject individuals who are officers, directors or owners of Landlord (or of a direct or indirect owner of Landlord) to civil or criminal penalty, and (v) Landlord also elects to terminate the other leases of space in the Project under which the requirement to so comply gives Landlord an option to so terminate, then Landlord may, at its option, elect to terminate this Lease by (x) giving not less than 120 days' notice thereof to Tenant, and (y) paying to Tenant, on or before such termination date, an amount equal to Tenant's reasonable moving expenses plus the amounts expended by Tenant for installations and improvements to the Premises in excess of the Landlord's Contribution (allocable proportionately to what would have been the remaining portion of the original Term). If Tenant gives notice to Landlord, within 60 days after the giving by Landlord of such notice of termination, that Tenant shall cause the required repairs or alterations to be made at Tenant's expense, then (a) such notice of termination shall be ineffective, and (b) Tenant shall, at Tenant's expense, promptly and diligently cause such repairs or alterations to be performed and shall indemnify and hold harmless Landlord and the Superior Mortgagees and Superior Lessors from any and all costs, expenses, penalties and/or liabilities in connection therewith. The provisions of Article
                                                                        -------
12 hereof, to the extent applicable, shall apply to the work (and the plans and
--
specifications therefor) which Tenant shall be required to perform or cause to be performed under this Section.

                            ARTICLE  10 - INSURANCE

          10.01. Tenant shall not violate, or permit the violation of, any Insurance Requirements and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Premises which would subject Landlord or any Superior Mortgagee or Superior Lessor to any liability or responsibility for bodily injury or death or property damage, or which would increase any insurance rate in respect of insurance maintained by or for the benefit of Landlord over the rate which would otherwise then be in effect or which would result in insurance companies of good standing refusing to insure all or any part of the Project or any contents thereof in amounts reasonably satisfactory to Landlord, or which would result in the cancellation of or the assertion of any defense by the insurer in whole or in part to claims under any policy of insurance in respect of the Project. Landlord represents that the permitted uses of the Premises under Section 2.01 will not violate this Section 10.01.
               ------------                       -------------

          10.02. If, by reason of any failure of Tenant to comply with the provisions of Section 9.01 or Section 10.01, the premiums on insurance
              ------------    -------------
maintained by or for the benefit of Landlord shall be higher than they otherwise would be, Tenant shall reimburse Landlord, on demand, for that part of such premiums attributable to such failure on the part of Tenant. A schedule or "make up" of rates for insurance maintained by or for the benefit of Landlord issued by the New York Fire Insurance Rating Organization or other similar body making rates for such insurance shall be conclusive evidence of the facts therein stated and of the several items and charges in the insurance rate then applicable to such insurance.

          10.03. Tenant, at its expense, shall maintain at all times during the Term (a) "all risk" property insurance covering the Tenant's Property (hereinafter defined) with a limit of not less than 80% of the replacement cost thereof, and (b) commercial general liability insurance, including a contractual liability endorsement, in respect of the Premises and the conduct or operation of business therein, with Landlord and its managing agent, if any, and any Superior Lessors and Superior Mortgagees, including, without limitation, Swiss Bank and Carbide, whose names and addresses shall have been furnished to Tenant, as additional insureds, with limits of not less than $3,000,000 combined single limit bodily injury and property damage liability. The limits of such insurance shall not limit the liability of Tenant hereunder. Tenant shall deliver to Landlord and any additional insureds certificates and copies of the binders for such insurance in form reasonably satisfactory to Landlord issued by the insurance company or its authorized agent no later than 10 days before the Commencement Date and prior to the commencement of any work by Tenant. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord and any additional insureds certificates and copies of the binders for such renewal policy issued by the insurance company or its authorized agent at least 30 days before the expiration of any existing policy. All such policies shall be issued by companies licensed to do business in New York State and reasonably satisfactory to Landlord. All such policies shall be noncancellable in respect of Landlord and any additional insureds unless 30 days' prior written notice is given to Landlord and all additional insureds and all such policies shall provide that no act or omission of Tenant shall affect or limit the obligations of the insurer in respect of Landlord and the additional insureds.

          10.04. Each party agrees to have included in each of its insurance policies (insuring the Building and Landlord's property therein in the case of Landlord, and insuring the Tenant's Property in the Premises in the case of Tenant, against loss, damage or destruction by fire or other casualty) a waiver of the insurer's right of subrogation against the other party during the Term or, if such waiver is unobtainable or unenforceable, (a) an express agreement that such policy shall not be invalidated if the insured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty, or (b) any other form of permission for the release of the other party. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable from either party's then current insurance company, the insured party shall so notify the other party promptly after learning thereof, and shall use its best efforts to obtain the same from another insurance company described in Section 10.03. If such waiver, agreement or permission is
             -------------
obtainable only by payment of an additional charge, the insured party shall so notify the other party promptly after learning thereof, and the insured party shall not be required to obtain said waiver, agreement or permission unless the other party pays the additional charge therefor. Each party hereby releases the other, in respect of any claim (including a claim for negligence) which it might otherwise have against the other for loss, damage or destruction in respect of its property occurring during the Term to the extent to which it is insured under a policy or policies containing a waiver of subrogation or permission to release liability, as provided in the preceding sentences of this Section. Nothing contained in this Section shall be deemed to relieve either party of any duty imposed elsewhere in this Lease to repair, restore or rebuild or to nullify any abatement of rents provided for elsewhere in this Lease.

          10.05. Landlord may from time to time, but not more frequently than once every five years, require that the amount of commercial general liability insurance to be maintained by Tenant under Section 10.03 be reasonably
                                           -------------
increased, so that the amount thereof adequately protects Landlord's interest.

          10.06. Landlord shall maintain at all times during the Term (i) "all risk" property insurance covering the Building (excluding Tenant's Property) for its full insurable value (subject to commercially reasonable deductibles) and
(ii) commercial general liability insurance with a combined single limit of not less than $50,000,000.

                      ARTICLE  11 - RULES AND REGULATIONS

          11.01. Tenant and its employees and agents shall faithfully observe and comply with the rules and regulations attached hereto as Exhibit C, and such
                                                             ---------
reasonable changes therein (whether by modification, elimination or addition) as Landlord at any time or times hereafter makes and communicates to Tenant, which, in Landlord's reasonable judgment, shall be necessary for the reputation, safety, care and appearance of the Project, or the preservation of good order therein, or the operation or maintenance of the Project or its equipment and fixtures, and which do not materially adversely affect the conduct of Tenant's business in the Premises or Tenant's rights hereunder (such rules and regulations as changed from time to time being herein called the "Rules and Regulations"); provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and any of the Rules and Regulations, the provisions of this Lease shall control.

          11.02. Nothing in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations against any other tenant or any employees or agents of any other tenant, and Landlord shall not be liable to Tenant for violation of the Rules and Regulations by any other tenant or its employees, agents, invitees or licensees. Landlord agrees not to enforce the Rules and Regulations against Tenant in an arbitrary or discriminatory manner.

                           ARTICLE  12 - ALTERATIONS

          12.01. Tenant may from time to time, at its expense, make alterations (herein called the "Alterations") in and to the Premises, excluding structural changes, provided and upon condition that: (a) the outside appearance of the Building shall not be affected; (b) the Alterations are nonstructural and the strength of the Building shall not be affected; (c) the Alterations are to the interior of the

Premises and no part of the Building outside of the Premises shall be affected; (d) the proper functioning of the mechanical, electrical, sanitary and other service systems of the Building shall not be adversely affected and the usage of such systems by Tenant shall not be increased; (e) before proceeding with any Alteration which will cost more than $100,000 (excluding decorative items), Tenant shall submit to Landlord for Landlord's approval (which shall not be unreasonably withheld if the approval of all Superior Mortgagees whose Superior Mortgages require the approval of the Superior Mortgagee shall have been obtained or deemed obtained thereunder; and which Superior Mortgagee approval Landlord shall use diligent efforts to obtain) two sets of plans and specifications for the work to be done, and Tenant shall not proceed with such work until it obtains such approval; (f) except in the case of the Work (as defined in Section 3.03) and the Offered Space Work (as
                                ------------
defined in Section 42.03(b)), Tenant shall pay to Landlord upon demand
           ----------------
Landlord's actual and reasonable out-of-pocket cost and expense of Landlord in
(i) reviewing said plans and specifications and (ii) inspecting the Alterations to determine whether the same are being performed in accordance with the approved plans and specifications and all Legal Requirements and Insurance Requirements, including, without limitation, the fees or cost of any architect, engineer or draftsman, including the cost, based upon the actual salaries and fringe benefits of architects, engineers or draftsmen who are employees of Landlord, for such purposes, and a 10% administrative charge; (g) before proceeding with any Alteration which will cost more than $500,000 (exclusive of the costs of decorating work and items constituting the Tenant's Property), as estimated, at Tenant's expense, by a reputable contractor reasonably satisfactory to Landlord and all Superior Mortgagees, Tenant shall obtain and deliver to Landlord such security as shall be reasonably satisfactory to Landlord and all Superior Mortgagees (which security may consist of a payment and performance bond or letter of credit in customary amount from Tenant's contractor); and (h) Tenant shall fully and promptly comply with and observe the Rules and Regulations of Landlord then in force with respect to the making of the Alterations. Tenant agrees that any review or approval by Landlord of any plans and/or specifications with respect to any Alterations is solely for Landlord's benefit, and without any representation or warranty whatsoever to Tenant with respect to the adequacy, correctness or efficiency thereof or otherwise.

          12.02. Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of the Alterations and for final approval thereof upon completion, and shall cause the Alterations to be performed in compliance therewith and with all applicable Legal Requirements and Insurance Requirements. The Alterations shall be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the original installations. The Alterations shall be performed by contractors first approved by Landlord under the supervision of a licensed architect. The Alterations shall be performed in such a manner as not to violate union contracts affecting the Project, or create any work stoppage, picketing, labor disruption or dispute or any interference with the business of Landlord or any tenant of the Project. In addition, the Alterations shall be performed in such a manner as not to otherwise unreasonably interfere with or delay and as not to impose any additional expense upon Landlord in the construction, maintenance, repair, operation or cleaning of the Project, and if any such additional expense shall be incurred by Landlord as a result of Tenant's performance of the Alterations, Tenant shall pay such additional expense to Landlord on demand. Throughout the performance of the Alterations, Tenant shall carry, or cause its contractors to carry, workers' compensation insurance in statutory limits, "Builder's Risk" insurance reasonably satisfactory to Landlord, and commercial general liability insurance, with completed operation endorsement, for any occurrence in or about the Project, under which Landlord and its managing agent and any Superior Lessors and Superior Mortgagees, whose names and addresses were furnished to Tenant shall be named as additional insureds, in such limits as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with reasonably satisfactory evidence that such insurance is in effect before the commencement of the Alterations and, on request, at reasonable intervals during the continuance of the Alterations. If any Alterations involve the removal of any fixtures, equipment or other property in the Premises which are not Tenant's Property, such removed fixtures, equipment or other property shall be either (i) offered by Tenant to Landlord for Landlord to keep and store, or (ii) replaced prior to the end of the Term at Tenant's expense with fixtures, equipment or other property of like utility and at least equal value. Upon completion of any Alterations (other than mere decorations) Tenant shall deliver to Landlord scaled and dimensioned reproducible mylars of "as-built" plans for such Alteration.

          12.03. Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with the Alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any person claiming through or under Tenant, which shall be issued by the County of Westchester or the Town of Greenburgh or the Town of Mount Pleasant or any other public authority having or asserting jurisdiction. Tenant shall indemnify and save harmless Landlord and any Superior Mortgagees and Superior Lessors from and against any and all mechanics' and other liens and encumbrances filed in connection with the Alterations, or any other work, labor, services or materials done for or supplied to Tenant, or any person claiming through or under Tenant, including, without limitation, security interests in any materials, fixtures or articles so installed in and constituting part of the Premises and against all costs, expenses and liabilities incurred in connection with any such lien or encumbrance or any action or proceeding brought thereon. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within 25 days after the filing thereof. However, nothing herein contained shall prevent Tenant from contesting, in good faith and at its own expense, any notice of violation, provided that Tenant shall comply with the provisions of Section 9.02.
                                                         ------------

                 ARTICLE  13 - LANDLORD'S AND TENANT'S PROPERTY

          13.01. All built-in fixtures, improvements and appurtenances, including, without limitation, utility lines built into the Premises at the commencement of or during the Term, whether or not by or at the expense of Tenant, shall be and remain a part of the Premises, shall be deemed the property of Landlord and shall not be removed by Tenant, except as provided in Section
                                                                      -------
13.02. Further, any carpeting or other personal property in the Premises on the
-----
Commencement Date, unless constituting Tenant's Property pursuant to Section 13.02, shall be and shall remain Landlord's property and shall not be removed by Tenant.

          13.92 All movable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to or built into the Premises, which are installed in the Premises by or for the account of Tenant without expense to Landlord and can be removed without structural damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (herein collectively called the "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term; provided that if any of the Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Premises or to the Building resulting from the installation and/or removal thereof. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant shall not be deemed to have been installed by or for the account of Tenant without expense to Landlord, shall not be considered the Tenant's Property, and shall be deemed the property of Landlord.

          13.03. At or before the expiration date of this Lease, or within 15 days after the date of any earlier termination of this Lease, Tenant, at its expense, shall remove from the Premises all of the Tenant's Property, and Tenant shall repair any damage to the Premises or the Building resulting from any installation and/or removal of the Tenant's Property. Any other items of the Tenant's Property which shall remain in the Premises after the expiration date of this Lease, or after a period of 15 days following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case such items may be retained by Landlord as its property or disposed of by Landlord, without accountability, in such manner as Landlord shall determine at Tenant's expense.

                     ARTICLE  14 - REPAIRS AND MAINTENANCE

          14.01. Tenant shall, at its expense, throughout the Term, take good care of the Premises, the fixtures and appurtenances therein and the Tenant's Property. Tenant shall be responsible for all repairs and replacements, interior and exterior, structural and nonstructural, ordinary and extraordinary, in and to the Premises and the Building and the facilities and systems thereof, the need for which arises out of (a) the performance or existence of any work by Tenant or Alterations, (b) the installation, use or operation of the Tenant's Property in the Premises, (c) the moving of the Tenant's Property in or out of the Premises or the Building, or (d) the act, omission, misuse or neglect of Tenant or any of its subtenants or its or their employees, agents, contractors or invitees. Tenant, at its expense, shall promptly repair or replace all scratched, damaged or broken doors and glass in and about the Premises and shall be responsible for all repairs, painting, maintenance and replacement of wall and floor coverings in the Premises and for the repair and maintenance of all sanitary and electrical fixtures and equipment therein. Tenant shall promptly make, at Tenant's expense, all repairs in or to the Premises for which Tenant is responsible. Any repairs required to be made by Tenant to the mechanical, electrical, sanitary, heating, ventilating, air-conditioning or other systems of the Building shall be performed only by contractor(s) approved by Landlord. Any other repairs in or to the Building and the facilities and systems thereof for which Tenant is responsible, may be performed by Landlord at Tenant's expense.

          14.02. Landlord shall make all repairs and replacements, structural and otherwise, interior and exterior, as and when needed in or about the Premises and the Building (and the adjacent Land) in order to maintain the Building in a first-class condition, and shall maintain the heating, ventilating and air conditioning, plumbing and electrical systems of the Building; except for those repairs and replacements for which Tenant is responsible pursuant to any of the provisions of this Lease.

          14.03. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant, nor shall Tenant's covenants and obligations under this Lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's making any repairs or changes which Landlord is required by this Lease, or required by law, to make in or to any portion of the Building or the Premises, or in or to the fixtures, equipment or appurtenances of the Building or the Premises. However, Landlord shall use reasonable efforts to minimize interference with the conduct of Tenant's business in the Premises in connection with the foregoing, including, to the extent appropriate, the use of overtime labor.

                         ARTICLE  15 - ELECTRIC ENERGY

          15.01. Subject to the provisions of this Article, Landlord shall furnish the electric energy that Tenant shall reasonably require in the Premises for the purposes permitted under this Lease. Except for electric energy required to operate motors on the air handlers providing heat, ventilating and conditioning to the Premises ("HVAC Electric"), such electric energy shall be furnished through a meter or meters and related equipment, installed by Landlord at its expense and maintained by Landlord at Tenant's expense, measuring the amount of electric energy furnished to the Premises. Tenant shall pay Landlord for such electric energy as Additional Charges, within ten days after Landlord bills Tenant therefor, which bills shall be rendered not more often than monthly. The amount of such Additional Charges (a) for HVAC Electric shall be Landlord's actual cost and (b) for other electric energy furnished to the Premises ("Basic Electric") shall be based upon rates equal to the rates that would be applicable if such electric energy were supplied directly to Tenant through a meter or meters on a direct meter basis by the public utility company then supplying electric energy to the area of Westchester County in which the Premises are located (even if such electric energy is not generated by such public utility company but is privately generated); provided that such Additional Charges for Basic Electric shall in no event be based on rates that are more than the average of the rates at which Landlord purchases electric energy for the Project directly from such public utility company (taking into account the benefit of any "business incentive rate" that is payable by Landlord); including in each case, without limitation, those charges applicable to or computed on the basis of electric consumption, demand and hours of use, any sales or other taxes regularly passed on to or collected from similar consumers by such public utility company, fuel rate adjustments and surcharges, and weighted in each case to reflect differences in consumption or demand applicable to each rate level. Tenant and its authorized representatives may have access to such meter or meters on at least three days' notice to Landlord, for the purposes of verifying Landlord's meter readings. From time to time during the Term of this lease, Landlord may, in its sole discretion, increase or reduce the number of, such meters or vary the portions of the Premises which they serve or replace any or all of such meters.

          15.02. If pursuant to any Legal Requirements, the charges to Tenant pursuant to Section 15.01 shall be reduced below that to which Landlord is
            -------------
entitled under such Section, the deficiency shall be paid by Tenant within 10 days after being billed therefor, as additional rent for the use and maintenance of the electric distribution system of the Building.

          15.03. Landlord shall not be liable in any event to Tenant for any failure or defect in the supply or character of electric energy furnished to the Premises by reason of any requirement, act or omission of the public utility serving the Building with electric energy or for any other reason to the extent not attributable to Landlord's willful misconduct or gross negligence.

          15.04. Landlord shall furnish and install all replacement lighting tubes, lamps, bulbs and ballasts required in the Premises, and Tenant shall pay to Landlord or its designated contractor upon demand the then established reasonable charges therefor of Landlord or its designated contractor, as the case may be.

          15.05. Tenant's use of electric energy in the Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Premises. In order to insure that such capacity is not exceeded and to avert possible adverse effect upon the Building's distribution of electricity via the Building's electric system, Tenant shall not, without Landlord's prior consent in each instance (which shall not be unreasonably withheld, based upon availability of electric energy in the Building as allocated by Landlord to various areas of the Building) connect any fixtures, appliances or equipment (other than normal business machines which do not materially increase Tenant's electrical consumption) to the Building's electric system or make any alterations or additions to the electric system of the Premises existing on the Commencement Date. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord and the cost thereof shall be paid by Tenant to Landlord on demand. Landlord shall have the right to require Tenant to pay sums on account of such cost prior to the installation of any such risers or equipment. Notwithstanding the foregoing, Landlord's consent to any Alterations pursuant to
Article 12 shall be deemed consent to the connection to the Building's electric system of the fixtures, appliances and equipment specified in plans for such Alterations.

          15.06. If required by any Legal Requirements, Landlord, upon at least sixty days' notice to Tenant (and after Tenant is able and the Premises are equipped to receive electric energy directly from the utility company, as hereinafter provided), may discontinue Landlord's provision of electric energy (or either HVAC Electric or Basic Electric, as the case may be) hereunder. If Landlord discontinues provision of electric energy pursuant to this Section, Tenant shall not be released from any liability under this Lease, except that as of the date of such discontinuance, Tenant's obligation to pay Landlord Additional Charges under Section 15.01 for electric energy (or either HVAC
                         -------------
Electric or Basic Electric, as the case may be) thereafter supplied to the Premises shall cease. As of such date, Landlord shall permit Tenant to receive electric energy directly from the public utility company supplying electric energy to the Project, and Tenant shall pay all costs and expenses of obtaining such direct electrical service. Such electric energy may be furnished to Tenant by means of the then existing Building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purpose. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy directly from such public utility company shall be furnished and installed by Landlord at Landlord's expense.

              ARTICLE  16 - HEAT, VENTILATION AND AIR-CONDITIONING

          16.01. Landlord shall maintain and operate the heating, ventilating and air-conditioning systems serving the Premises, and shall furnish heat, ventilating and air-conditioning (herein called "HVAC") in the Premises as may be reasonably required (except as otherwise provided in this Lease and except for any special requirements of Tenant arising from its particular use of the Premises) for reasonably comfortable occupancy of the Premises during Business Hours of Business Days and sufficient to maintain the air temperature in the Premises within the ranges set forth in Exhibit E. If Tenant shall require heat
                                        ---------
or air-conditioning service at any other time, Landlord shall furnish such service for such times ("Overtime Hours") upon not less than 48 hours advance notice from Tenant. Tenant shall pay Landlord for HVAC as Additional Charges, within ten days after Landlord bills Tenant therefor, which bills shall be rendered not more often than monthly. The amount of such Additional Charges for a given period of time shall be equal to the total actual cost to Landlord of delivering steam and chilled water for the Premises for the Business Hours and Overtime Hours of Tenant in such period. Landlord's current charges for HVAC during Business Hours and Overtime Hours are as set forth in Exhibit E. HVAC
                                                             ---------
charges shall not include any costs or expenses which are included in Operating Expenses. Costs and expenses included in HVAC charges shall be subject to the same conditions and limitations as are applicable to similar types of expenses included in Operating Expenses (e.g., any capital costs included therein are to be amortized with interest over useful life for tax purposes).

          16.02.  The performance by Landlord of its obligations under Section
                                                                       -------
16.01 is subject to Tenant's compliance with the conditions of occupancy and
-----
connected load established by Landlord. Use of the Premises, or any part thereof, in a manner exceeding the HVAC design conditions (including occupancy and connected electrical load), or rearrangement of partitioning which interferes with normal operation of the HVAC in the Premises, or the use of computer or data processing machines or other machines or equipment, may require changes in the heating, ventilating and/or air-conditioning systems servicing the Premises, in order to provide comfortable occupancy. Such changes, so occasioned, shall be made by Tenant, at its expense, as Alterations in accordance with the provisions of Article 12, but only to the extent permitted
                                  ----------
and upon the conditions set forth in that Article.

               ARTICLE  17 - OTHER SERVICES; SERVICE INTERRUPTION

          17.01. Landlord shall furnish adequate hot and cold water to the Premises for drinking, lavatory and cleaning purposes. If Tenant uses water for any other purpose (such as laboratory purpose), Landlord may install and maintain, at Tenant's expense, meters to measure Tenant's consumption of cold water and/or hot water for such other purposes. Tenant shall reimburse Landlord for its actual cost of supplying the quantities of cold water and hot water shown on such meters on demand.

          17.02.  Landlord shall cause the Premises, including the exterior and the interior of the windows thereof but excluding any laboratory space (other than desks, floors and paper trash baskets), to be cleaned in a manner standard to the Building, in accordance with the specifications attached hereto as Exhibit G. Tenant shall pay to Landlord on demand the costs incurred by
   ---------
Landlord for (a) extra cleaning work in the Premises (i.e., in addition to that included in such specifications) required because of (i) misuse or neglect on the part of Tenant or its subtenants or its or their employees or visitors, (ii) the use of portions of the Premises for special purposes requiring greater or more difficult cleaning work than office areas, (iii) interior glass partitions or unusual quantity of interior glass surfaces, (iv) special materials or finishes on items installed by Tenant or its subtenants or its or their employees or visitors or at its or their request; and (v) the use of the Premises by Tenant or its subtenants or its or their employees or visitors other than during Business Hours on Business Days; and (b) removal from the Premises and the Building of any refuse or rubbish of Tenant in excess of that ordinarily accumulated in business office occupancy or at times other than Landlord's standard cleaning times.

          17.03, Landlord, its cleaning contractor and their employees shall have access to the Premises after 5:30 p.m. and before 8:00 a.m. and shall have the right to use, without charge therefor, all light, power and water in the Premises reasonably required to clean the Premises as required under Section
                                                                     -------
17.02.
-----

          17.04. If Landlord shall furnish either gas or steam to the Premises, Landlord shall not be liable in any event to Tenant for any failure or defect in the supply or character of the gas or steam furnished to the Premises by reason of any requirement, act or omission of the public utility serving the Building with steam or for any other reason not attributable to Landlord's willful misconduct or negligence. Tenant's use of gas or steam in the Premises shall not at any time exceed the capacity of any of the gas lines and equipment or steam lines and equipment in or otherwise then serving the Premises.

          17.05. Landlord reserves the right, without any liability to Tenant and without affecting Tenant's covenants and obligations hereunder, to stop or interrupt or reduce service of any of the heating, ventilating, air-conditioning, electric, sanitary, elevator, gas, steam, water or other Building systems serving the Premises, or to stop or interrupt or reduce any other services required of Landlord under this Lease (whether or not specified in
Article 16 or this Article 17), whenever and for so long as may be necessary, by
----------         ----------
reason of (a) accidents, emergencies, strikes or the occurrence of any of the other events described in Section 41.04, (b) the making of repairs or changes
                          -------------
which Landlord is required by this Lease or by law to make, (c) unavailability of fuel, gas, steam, water, electricity, labor or supplies, or (d) any other cause beyond Landlord's reasonable control, whether similar or dissimilar, and not due to Landlord's negligence, willful misconduct, or inability to make payments.

                    ARTICLE  18 - ACCESS AND NAME OF PROJECT

          18.01. Except for the space within the inside surfaces of all walls, hung ceilings, floors, windows and doors bounding the Premises, all of the Building, including, without limitation, exterior Building walls, core corridor walls and doors and any core corridor entrances, any terraces or roofs adjacent to the Premises and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as reasonable access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord.

          18.02. Landlord reserves the right, and Tenant shall permit Landlord, to install, erect, use and maintain pipes, ducts and conduits in and through the Premises within then existing shafts or conduits, behind or within existing walls and above then existing hung ceilings only.

          18.03. Landlord and its agents shall have the right to enter and/or pass through the Premises at any time or times, upon reasonable advance notice (except in the case of emergencies, for which advance notice shall not be required) (a) to examine the Premises and to show them to actual and prospective Superior Lessors, Superior Mortgagees, or prospective purchasers, mortgagees or lessees of the Building, provided that Tenant may require that its representative accompany Landlord and that access to secure areas be restricted; and (b) to make such repairs, alterations, additions and improvements in or to the Premises and/or in or to the Building or its facilities and equipment as Landlord is required under this Lease to make. Landlord shall be allowed to take all materials into and on the Premises that may be required in connection therewith, without any liability to Tenant and without any reduction of Tenant's covenants and obligations hereunder. Landlord shall not store materials in the Premises (except during performance of the Work), unless they are confined to the area in which such alterations, additions and improvements are being performed. In exercising its rights under this Section 18.03, Landlord shall
                                               -------------
use reasonable efforts to minimize interference with Tenant's conduct of business in the Premises, including, to the extent appropriate, the use of overtime labor.

          18.04. If at any time any windows of the Premises are temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the Building, or if any part of the Building, other than the Premises, is temporarily or permanently closed or inoperable, the same shall be without any reduction or diminution of Tenant's obligations under this Lease; provided Tenant continues to have a reasonable means of access to the Premises and the Building continues to be operated as a first-class building.

          18.05. During the period of 12 months prior to the expiration date of this Lease, Landlord and its agents may exhibit the

Premises to prospective tenants, upon reasonable advance notice to Tenant; and Tenant may require that its representative accompany Landlord and that access to secure areas be restricted.

          18.06. If, during the last month of the Term, Tenant has removed all or substantially all of the Tenant's Property from the Premises, Landlord may, without notice to Tenant, immediately enter the Premises and alter, renovate and decorate the same, without reducing or diminishing Tenant's obligations under this Lease.

          18.07. Landlord reserves the right, at any time, without incurring any liability to Tenant therefor, and without affecting or reducing or diminishing any of Tenant's obligations hereunder, to make such changes, alterations, additions and improvements in or to the Building and the fixtures and equipment thereof, as well as in or to the entrances, doors, halls, passages, elevators, escalators and stairways thereof, and other public parts of the Building, as Landlord shall deem necessary or desirable; provided Tenant continues to have a reasonable means of access to the Premises, the Building continues to be operated as a first-class building, and Landlord continues to supply all of the services to the Premises at the capacities specified by this Lease and otherwise to fulfill its obligations under this Lease.

          18.08. Landlord may adopt any name for the Project; provided that Landlord agrees that it will not adopt the name of any competitor of Tenant as the name for the Project. Landlord reserves the right to change the name and/or address of the Project at any time.

          18.09. Landlord and its agents shall have the right to permit access to the Premises at any time, whether or not Tenant shall be present, (a) by any receiver, trustee, sheriff, marshal or other public official entitled to (or reasonably believed by Landlord to be entitled to) such access (i) for the purpose of taking possession of or removing any property of Tenant or of any other occupant of the Premises, or (ii) for any other lawful purpose, or (b) by any representative of the fire, police, building, sanitation or other department or instrumentality of any town, county, city, state or federal government. Nothing contained in, nor any action taken by Landlord under this Section, shall be deemed to constitute recognition by Landlord that any person other than Tenant has any right or interest in this Lease or the Premises.

          18.10. If Tenant is not present when for any reason entry into the Premises is necessary or permissible, after reasonable notice except in the case of an emergency, Landlord or Landlord's agents may enter same by a master key, or may forcibly enter same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or such agents accord reasonable care to the Tenant's Property), and such entry shall not be deemed an actual or constructive eviction and shall have no effect upon Tenant's obligations under this Lease.

                      ARTICLE  19 - NOTICE OF OCCURRENCES

          19.01. Tenant shall give prompt notice to Landlord of (a) any occurrence in or about the Premises for which Landlord might be liable, (b) any fire or other casualty in the Premises, (c) any damage to or defect in the Premises, including the fixtures, equipment and appurtenances thereof, for the repair of which Landlord might be responsible, and (d) any damage to or defect in any part or appurtenance of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator or other systems located in or passing through the Premises or any part thereof.

                ARTICLE  20 - NON-LIABILITY AND INDEMNIFICATION

          20.01. Neither Landlord nor any Superior Lessor or Superior Mortgagee shall be liable to Tenant for any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, except to the extent caused by or resulting from the negligence or willful misconduct of Landlord or the Superior Lessor or Superior Mortgagee, in the operation or maintenance of the Premises or the Project. Neither Landlord nor any Superior Lessor or Superior Mortgagee shall be liable
(a) for any damage caused by other tenants or persons in, on or about the Project, or (b) even if resulting from negligence or willful misconduct, for consequential damages of Tenant or any subtenant or licensee of Tenant.

          20.02. Notwithstanding any provision to the contrary, Tenant shall look solely to the estate and property of Landlord in and to the Project (including any insurance and other proceeds therefrom) in the event of any claim against Landlord or any partner, director, officer, agent or employee of Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Premises, and the liability of Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Premises, shall be limited to such estate and property of Landlord. No other properties or assets of Landlord or any partner, director, officer, agent or employee of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Premises, and if Tenant acquires a lien on or interest in any other properties or assets by judgment or otherwise, Tenant shall promptly release such lien on or interest in such other properties and assets by executing, acknowledging and delivering to Landlord an instrument to that effect prepared by Landlord's attorneys.

          20.03. Tenant shall indemnify and hold harmless Landlord and all Superior Lessors and all Superior Mortgagees, including, without limitation, Swiss Bank and Carbide, and its and their respective partners, directors, officers, agents and employees from and against any and all claims arising from or in connection with (a) the conduct or management of the Premises or of any business therein, or any work or thing whatsoever done, or any condition created by Tenant or its subtenant or licensee, or their respective agents, contractors, employees or invitees, in or about the Premises during the Term or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Premises;
(b) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their employees or contractors; (c) any accident, injury or damage whatever (unless caused by Land-lord's negligence or willful misconduct) occurring in, at or upon the Premises; (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; and (e) the failure of Tenant or any of its subtenants or licensees or its or their employees or contractors to comply with all Legal Require ments and Insurance Requirements; together with all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys' fees and expenses. In case any action or proceeding is brought against Landlord and/or any Superior Lessor or Superior Mortgagee and/or its or their partners, directors, officers, agents and/or employees by reason of any such claim which is the subject of the foregoing indemnity, Tenant, upon notice from Landlord or such Superior Lessor or Superior Mortgagee, shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Landlord). Counsel selected by Tenant's insurance company shall be deemed satisfactory to Landlord.

          20.04. Landlord shall indemnify and hold harmless Tenant and its officers, directors, agents and employees from and against any and all claims arising from or in connection with (a) the operation or maintenance of the Land, the Project and the portions of the Building outside of the Premises, (b) Landlord's failure to comply with Legal and Insurance Requirements in connection with the Work or the performance of Landlord's other obligations hereunder, or
(c) the negligence or other wrongful acts of Landlord or its agents, contractors or employees; together with all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys' fees and expenses. If any action or proceeding is brought against Tenant and/or its officers, directors, agents and/or employees by reason of any such claim, Landlord, upon notice from Tenant, shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Tenant).

          20.05. The provisions of Sections 20.03 and 20.04 shall survive the expiration or sooner termination of the Term.

                      ARTICLE  21 - DAMAGE OR DESTRUCTION

          21.01. If the Building or the Premises shall be partially or totally damaged or destroyed by fire or other casualty (and if this Lease shall not be terminated as provided in this Article) Landlord shall repair the damage and restore and rebuild the Building and/or the Premises (except for the Tenant's Property) with reasonable dispatch after notice to it of the damage or destruction and the collection of the insurance proceeds attributable to such damage. Landlord shall use diligent efforts to collect such proceeds in a timely manner.

          21.02.  Subject to the provisions of Section 21.05, if all or part
                                               -------------
of the Premises is damaged or destroyed or rendered completely or partially untenantable on account of fire or other casualty, the Fixed Rent and Additional Charges under Article 4 and Article 5 shall be reduced in the proportion that
              ---------     ---------
the untenantable area of the Premises bears to the total area of the Premises, for the period from the date of the damage or destruction to (a) the date the damage to the Premises is substantially repaired, or (b) if the Building and not the Premises is so damaged or destroyed, the date on which the Premises is made tenantable; provided, however, should Tenant reoccupy a portion of the Premises during the period the repair work is taking place and prior to the date the Premises are substantially repaired or made tenantable the Fixed Rent and Additional Charges under Article 4 and Article 5 allocable to such reoccupied
                         ---------     ---------
portion, based upon the proportion which the area of the reoccupied portion of the Premises bears to the total area of the Premises, shall be payable by Tenant from the date of such occupancy.

          21.03. If either (a) the Premises shall be materially (i.e., 30% or more) damaged or destroyed by fire or other casualty, or (b) the Building shall be so damaged or destroyed by fire or other casualty (whether or not the Premises are damaged or destroyed) that its repair or restoration requires the expenditure (as estimated by a reputable contractor or architect designated by Landlord) of more than 50% of the full insurable value of the Building immediately prior to the casualty and Landlord simultaneously terminates all of the other leases of space within the Building, then in either such case Landlord may terminate this Lease by giving Tenant notice to such effect within 90 days after the date of the fire or other casualty and the Fixed Rent and Additional Charges shall be prorated and adjusted as of the date of termination. If the Premises shall be damaged or destroyed by fire or other casualty not caused by the negligence or wrongful act of Tenant, such that 30% or more of the Premises is rendered untenantable or reasonable means of access to the Premises is cut off and (i) Land lord's contractor or architect estimates that the Premises will not be substantially repaired or restored within 180 days following such fire or other casualty, or (ii) the Premises are not substantially repaired and restored within 180 days after the date of the fire or other casualty, or (iii) because of Landlord's failure to commence such repair and restoration within 90 days after such casualty, such repair and restoration will not be completed within such 180-day period, then Tenant shall have the right to terminate this Lease by giving Landlord notice to such effect within 30 days after the date of such fire or casualty, if pursuant to clause (i), or the end of such 90- or 180-day period, as the case may be, if pursuant to clause (ii) or (iii), in which event the Fixed Rent and Additional Charges shall be prorated and adjusted as of the date of termination.

          21.04.  Except as provided in Section 21.03, Tenant shall not be
                                        -------------
entitled to terminate this Lease and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building pursuant to this Article. Landlord shall use its best efforts to make such repair or restoration promptly and in such manner as not unreasonably to interfere with Tenant's use and occupancy of the Premises, but Landlord shall not be required to do such repair or restoration work except during Business Hours on Business Days.

          21.05 Notwithstanding any of the foregoing provisions of this Article, if by reason of some willful or negligent act or omission, or a violation or breach of this Lease, on the part of Tenant or any of its subtenants or its or their partners, directors, officers, servants, employees or agents, Landlord or any Superior Lessor or any Superior Mortgagee shall be unable to collect insurance proceeds (including, without limitation, rent insurance proceeds) applicable to damage or destruction of the Premises or the Building by fire or other casualty, then, without prejudice to any other remedies which may be available against Tenant, the amount of the reduction of the Fixed Rent and Additional Charges that would otherwise apply as a result of such casualty shall be diminished by the amount of such uncollectible proceeds.

          21.06. Landlord will not carry insurance of any kind on the Tenant's Property and shall not be obligated to repair any damage to or replace the Tenant's Property.

          21.07. The provisions of this Article shall be deemed an express agreement governing any case of damage or destruction of the Premises by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, providing for such a contin gency in the absence of an express agreement, and any other law of like import, now or hereafter in force, shall have no application in such case.

                          ARTICLE  22 - EMINENT DOMAIN

          22.01.  Except as otherwise provided in Section 22.05, if the whole of
                                                  -------------
the Building or the Premises shall be taken by condem nation or in any other manner for any public or quasi-public use or purpose, this Lease shall terminate as of the date of vesting of title on such taking (herein called the "Date of the Taking"), and the Fixed Rent and Additional Charges shall be prorated and adjusted as of such date.

          22.02.  Except as otherwise provided in Section 22.05, if (a) any
                                                  -------------
part of the Building or the Land (but not the Premises) shall be so taken, this Lease shall be unaffected by such taking, except that if such taking materially adversely affects Landlord's ability to perform its obligations hereunder, or a material portion of the Building shall be so taken, then Landlord may, at its option, terminate this Lease by giving Tenant notice to that effect within 90 days after the Date of the Taking, if Landlord simultaneously terminates the leases of all other tenants in the Building, and
(b) if 20% or more of the Premises shall be so taken and the remaining area of the Premises shall not be reasonably sufficient for Tenant to continue feasible operation of its business, then Tenant may terminate this Lease by giving Landlord notice to that effect within 90 days after the Date of the Taking. Upon the giving of such notice, this Lease shall terminate effective as of the date of the taking, and the Fixed Rent and Additional Charges shall be prorated and adjusted as of such termination date. Upon such partial taking and this Lease continuing in force as to any part of the Premises, the Fixed Rent and Additional Charges shall be adjusted according to the rentable area remaining.

          22.03.  Except as otherwise provided in Section 22.05, Landlord shall
                                                  -------------
be entitled to receive the entire award or payment in connection with any taking without deduction therefrom for any estate vested in Tenant by this Lease and Tenant shall receive no part of such award. Tenant hereby expressly assigns to Landlord all of its right, title and interest in and to every such award or payment. Nothing herein shall affect Tenant's right to make a separate claim for its fixtures, improvements and moving expenses, provided such claim does not affect Landlord's award.

          22.04.  Except as otherwise provided in Section 22.05, in the event of
                                                  -------------
any taking of less than the whole of the Building and/or the Land which does not result in termination of this Lease, Landlord, at its expense, and whether or not any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair the remaining parts of the Building and the Premises (other than those parts of the Premises which are the Tenant's Property) to substantially their former condition to the extent that the same may be feasible (subject to reasonable changes which Landlord shall deem desirable) and so as to constitute complete and tenantable the Building and the Premises.

          22.05. If the temporary use or occupancy of all or any part of the Premises is taken by condemnation or in any other manner for any public or quasi-public use or purpose, this Lease and the Term shall remain unaffected by such taking and Tenant shall continue to be responsible for all of its obligations under this Lease (except to the extent prevented from so doing by reason of such taking). In such event Tenant shall be entitled to claim, prove and receive the entire award unless the period of temporary use or occupancy extends beyond the expiration date of this Lease, in which event Landlord shall be entitled to claim, prove and receive that portion of the award attributable to the restoration of the Premises, and the balance of such award shall be apportioned between Landlord and Tenant as of the expiration date of this Lease. If such temporary use or occupancy terminates prior to the expiration date of this Lease, Tenant, at its own expense, shall restore the Premises as nearly as possible to its condition prior to the taking.

                    ARTICLE  23 - SURRENDER AND HOLDING OVER

          23.01. On the last day of the Term, or upon any earlier termination of this Lease, or upon any reentry by Landlord upon the Premises, Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, and Tenant shall remove all of the Tenant's Property therefrom except as otherwise expressly provided in this Lease. No act or thing done by Landlord or its agents shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord.

          23.02. If Tenant remains in possession of the Premises after the termination of this Lease without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Premises as a tenant from month to month, subject to all of the other terms and conditions of this Lease insofar as the same are applicable to a month-to-month tenancy, but at a monthly rental equal to the greater of (a) 125% of the monthly Fixed Rent last payable by Tenant hereunder, plus all Additional Charges payable hereunder, and
(b) Landlord's then asking price, on a monthly basis, for comparable space in the Building (or, if Landlord has no asking price, the monthly rental equal to the prevailing rate for comparable space in comparable buildings in the vicinity of the Building). Nothing contained in this Section shall (i) imply any right of Tenant to remain in the Premises after the termination of this Lease without the execution of a new lease, (ii) imply any obligation of Landlord to grant a new lease or (iii) be construed to limit any right or remedy that Landlord has against Tenant as a holdover tenant or trespasser.

          23.03. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any similar or successor law of same import then in force, in connection with any holdover proceedings which Landlord may institute to enforce the terms and conditions of this Lease.

                             ARTICLE  24 - DEFAULT

          24.01. This Lease and the Term are subject to the limitation that whenever Tenant makes an assignment for the benefit of creditors, or files a voluntary petition under any bankruptcy or insolvency law, or an involuntary petition alleging an act of bankruptcy or insolvency is filed against Tenant under any bankruptcy or insolvency law, or whenever a petition is filed by or against Tenant under the reorganization provisions of the United States

Bankruptcy Act or under the provisions of any law of like import, or whenever a petition is filed by Tenant under the arrangement provisions of the United States Bankruptcy Act or under the provisions of any law of like import, or whenever a permanent receiver of Tenant or such Guarantor, or of or for the property of Tenant or such Guarantor is appointed, then Landlord (a) if such event occurs without the acquiescence of Tenant, at any time after the event continues for 90 days, or (b) in any other case at any time after the occurrence of any such event, may give Tenant a notice of intention to end the Term at the expiration of five days from the date of service of such notice of intention, and upon the expiration of said five-day period this Lease, whether or not the Term shall theretofore have commenced, shall terminate with the same effect as if that day were the expiration date of this Lease, but Tenant shall remain liable for damages as provided in Article 26.
                                  ----------

          24.02.  This Lease is subject to the further limitations that:

               (a) if Tenant defaults in the payment of any Fixed Rent or Additional Charges, and such default continues for five days after notice thereof given by Landlord to Tenant, or

               (b) if Tenant, whether by action or inaction, is in default of any of its obligations under this Lease (other than a default in the payment of Fixed Rent or Additional Charges) and such default continues and is not remedied within 30 days after Landlord gives to Tenant a notice specifying the same, or, in the case of a default which cannot with due diligence be cured within a period of 30 days and the continuance of which for the period required for cure will not (i) subject Landlord or any Superior Lessor or Superior Mortgagee to prosecution for a crime (as more particularly described in Section 9.02) or (ii) result in the termination
                               ------------
     of any Superior Lease or foreclosure of any Superior Mortgage, if Tenant does not, (1) within said 30-day period advise Landlord of Tenant's intention to take all steps necessary to remedy such default, (2) duly commence within said 30-day period, and thereafter diligently prosecute to completion all steps necessary to remedy the default and (3) complete such remedy within a reasonable time after the date of said notice of Landlord, or

               (c) if any event occurs or any contingency arises whereby this Lease or the estate hereby granted or the unexpired balance of the Term would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by Article 8;
                  ---------

then in any of said cases Landlord may give to Tenant a notice of intention to end the Term at the expiration of five days from the date of the service of such notice of intention, and upon the expiration of said five days this Lease, whether or not the Term theretofore had commenced, shall terminate with the same effect as if that day were the expiration date of this Lease, but Tenant shall remain liable for damages as provided in Article 26.
            ----------

                       ARTICLE  25 - RE-ENTRY BY LANDLORD

          25.01. If Tenant defaults in the payment of any Fixed Rent or Additional Charges, and such default continues for five days after notice thereof given by Landlord to Tenant, or if this Lease terminates as provided in
Article 24, Landlord or Landlord's agents and employees may immediately or at
----------
any time thereafter re-enter the Premises, or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any person therefrom, to the end that Landlord may have, hold and enjoy the Premises. The word "re-enter," as used herein, is not restricted to its technical legal meaning. If this Lease is terminated under the provisions of Article 24, or if Landlord re-enters the
                                   ----------
Premises under the provisions of this Article 25, or in the event of the
                                      ----------
termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the Fixed Rent and Additional Charges payable up to the time of such termination of this Lease, or of such recovery of possession of the Premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article
                                                                       -------
26.
--

          25.02. In the event of a breach or threatened breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right of injunction. The special remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies to which Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

          25.03. If this Lease terminates under the provisions of Article 24, or
                                                                  ----------
if Landlord re-enters the Premises under the provisions of this Article, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any Fixed Rent or Additional Charges due from Tenant at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant under Article 26 or pursuant to law.
      ----------

                             ARTICLE  26 - DAMAGES

          26.01  If this Lease is terminated under the provisions of Article 24,
                                                                     ----------
or if Landlord re-enters the Premises under the provisions of Article 25, or in
                                                              ----------
the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay to Landlord as damages, at the election of Landlord, either:

               (a) a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then present value (discounted at the then Prime Rate) of the excess, if any, of (i) the aggregate amount of the Fixed Rent and the Additional Charges under Article 4 and Article 5 which would have been
                              ---------     ---------
     payable by Tenant (conclusively presuming the average monthly Additional Charges under Article 4 and Article 5 to be the same as were payable for
                   ---------     ---------
     the year, or if less than 365 days have then elapsed since the Rent Commencement Date, the partial year, immediately preceding such termination or re-entry) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the date contemplated as the expiration date hereof if this Lease had not so terminated or if Landlord had not so re-entered the Premises, over
     (ii) the aggregate rental value of the Premises for the same period, or

               (b) sums equal to the Fixed Rent and the Additional Charges which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the Premises, payable upon the due dates therefor specified herein following such termination or such re-entry and until the date contemplated as the expiration date hereof if this Lease had not so terminated or if Landlord had not so re-entered the Premises, provided, however, that if Landlord shall relet the Premises during said period, landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease or in re-entering the Premises and in securing possession thereof, as well as the expenses of reletting, including, without limitation, altering and preparing the Premises for new tenants, brokers' commissions, legal fees, and all other expenses properly chargeable against the Premises and the rental therefrom, it being understood that any such reletting may be for a period shorter or longer than what would have been the remaining Term, but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subdivision to a credit in respect of any net rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting.

If the Premises or any part thereof is or are relet by Landlord for what would have been the unexpired portion of the Term, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and
                                                   ----- -----
reasonable rental value for the Premises, or part thereof, so relet during the term of the reletting. Landlord shall not be liable in any way whatsoever for its failure to relet the Premises or any part thereof, or if the Premises or any part thereof are relet, for its failure to collect the rent under such reletting, and no such failure to relet or failure to collect rent shall release or affect Tenant's liability for damages or otherwise under this Lease, unless Landlord shall be found to have acted in bad faith in connection therewith.

          26.02. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term would have expired if it had not been so terminated under the provisions of Article 24, or under any provisions of
                                      ----------
law, or had Landlord not re-entered the Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as damages by reason of the termination of this Lease or re-entry on the Premises for the default of Tenant under this Lease an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater than, equal to, or less than any of the sums referred to in Section 26.01.
                                                -------------

          26.03. In addition, if this Lease is terminated under the provisions of Article 24, or if Landlord re-enters the Premises under the
              ----------
provisions of Article 25, Tenant agrees that the Premises then shall be in the
              ----------
same condition as that in which Tenant has agreed to surrender the same to Landlord at the expiration of the Term.

                       ARTICLE  27 - AFFIRMATIVE WAIVERS

          27.01. Tenant, on behalf of itself and any and all persons claiming through or under Tenant, does hereby waive and surrender all right and privilege which it, they or any of them might have under or by reason of any present or future law, to redeem the Premises or to have a continuance of this Lease after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as provided in this Lease.

          27.02. If Tenant is in arrears in payment of Fixed Rent or Additional Charges, Tenant waives Tenant's right, if any, to designate the items to which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to such items as

Landlord sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items to which any such payments shall be credited.

          27.03. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, including, without limitation, any claim of injury or damage, and any emergency and other statutory remedy with respect thereto.

          27.04. Tenant shall not interpose any counterclaim of any kind in any summary proceeding commenced by Landlord to recover possession of the Premises and shall not seek to consolidate such proceeding with any action which may have been or will be brought by Tenant or any other person.

                            ARTICLE  28 - NO WAIVERS

          28.01. The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of Fixed Rent or Additional Charges with knowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

                     ARTICLE  29 - CURING TENANT'S DEFAULTS

          29.01. If Tenant defaults in the performance of any of Tenant's obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice in a case of emergency, and in any other case only if such default continues after the expiration of 15 days from the date Landlord gives Tenant notice of the default.

          29.02. Bills for any expenses incurred by Landlord in connection with any such performance by it pursuant to Section 29.01 for the account of Tenant, and bills for all costs, expenses and disbursements, including reasonable counsel fees, involved in collecting or endeavoring to collect the Fixed Rent or Additional Charges or enforcing or endeavoring to enforce any rights against Tenant or Tenant's obligations hereunder in connection with a default, including any cost, expense and disbursement involved in instituting and prosecuting summary proceedings or in recovering possession of the Premises after default by Tenant or upon the expiration or sooner termination of this Lease, and interest on all sums advanced by Landlord under this Section and/or Section 29.01 at the
                                                           -------------
Lease Interest

Rate may be sent by Landlord to Tenant monthly, and such amounts shall be due and payable in accordance with the terms of such bills.

                              ARTICLE  30 - BROKER

          30.01. Each party represents that no broker except Cushman & Wakefield, Inc. and Delphi Commercial Properties, Inc. (herein called the "Brokers") was instrumental in bringing about or consummating this Lease and that such party had no conversations or negotiations with any broker except the Brokers concerning the leasing of the Premises. Each party shall indemnify and hold harmless the other against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses, arising out of any conversations or negotiations had by the indemnifying party with any broker other than the Brokers. Landlord shall pay any brokerage commissions due the Brokers as per separate agreements between Landlord and the Brokers.

                             ARTICLE  31 - NOTICES

          31.01. Any notice, consent, approval or other communication required or permitted to be given, rendered or made by either party to the other shall be in writing (whether or not so stated elsewhere in this Lease) and shall be deemed to have been properly given, rendered or made only if either (a) sent by registered or certified mail, return receipt requested, posted in a United States post office station or letter box in the continental United States, or
(b) hand delivered, in either event addressed to the other party at the address hereinabove set forth (except that after the Rent Commencement Date, Tenant's address, unless Tenant shall give notice to the contrary, shall be the Premises), and shall be deemed to have been given, rendered or made either (i) on the first day after the day so mailed, unless mailed outside of the State of New York, in which case it shall be deemed to have been given, rendered or made on the third business day after the day so mailed, or (ii) on the day received if so hand delivered. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demands, consents, approvals or other communications intended for it. A duplicate original of any notice given to Landlord shall be simultaneously and similarly sent by Tenant to the attention of Executive Vice President, Keren Developments, Inc., 777 Old Saw Mill River Road, Tarrytown, New York 10591-6705.

                      ARTICLE  32 - ESTOPPEL CERTIFICATES

          32.01. Each party shall, at any time and from time to time, if requested by the other party with not less than 10 days' prior notice, execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Fixed Rent and Additional Charges have been paid, stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the signer shall have knowledge, and stating whether or not, to the best knowledge of the signer, any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event, it being intended that any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation. Tenant also shall include in any such statement such other information concerning this Lease as Landlord may reasonably request.

                 ARTICLE  33 - EXECUTION AND DELIVERY OF LEASE

          33.01. Submission by Landlord of the within Lease for review and execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this Lease and duplicate originals thereof shall have been delivered to the respective parties.

                        ARTICLE  34 - RECORDING OF LEASE

          34.01. At the request of Landlord, Tenant shall promptly execute, acknowledge and deliver to Landlord a memorandum in respect of this Lease and/or any amendment or modification of this Lease sufficient for recording, setting forth only the matters required to be set forth pursuant to Section 291-c of the New York Real Property Law. Such memorandum shall not in any circumstance be deemed to change or otherwise affect any of the terms of this Lease. Tenant shall not record this Lease or said memorandum or any other document related hereto.

                             ARTICLE  35 - PARKING

          35.01. Landlord shall, without charge to Tenant (except as consequence of the cost thereof being included in Operating Expenses), provide and maintain, for the non-exclusive use of Tenant's employees and invitees, parking areas sufficient to accommodate at least 200 standard size automobiles in the area(s) shown as "parking" on the plan attached hereto as Exhibit D. In
                                                                 ---------
the event Landlord utilizes such parking areas for Landlord's development purposes, Landlord will provide Tenant with substantially equivalent number and location of parking facilities.

                     ARTICLE  36 - ENVIRONMENTAL COMPLIANCE

          36.01.  Subject to Section 36.02, Tenant assumes sole and full
                             -------------
responsibility for compliance with all applicable Federal, state and local environmental statutes, regulations and ordinances (including licensing and permitting) (herein called the "Environmental Laws") in respect of Tenant's use of the Premises and agrees to indemnify, defend, save and hold harmless Landlord and all Superior Lessors and Superior Mortgagees, and its and their respective partners, directors, officers, agents and employees from and against any and all claims, demands, losses and liability (including reasonable attorneys' fees) resulting from any alleged or actual violation thereof by Tenant or any of its subtenants or licensees or its or their employees or contractors. Tenant assumes sole and full responsibility to Landlord for all present and future acts or omissions of Tenant or any of its subtenants or licensees or its or their employees or contractors while at or on the Project and covenants and agrees to indemnify, defend, save and hold harmless Landlord and all Superior Lessors and Superior Mortgagees, and its and their respective partners, directors, officers, agents and employees, from and against any and all claims, demands, losses, and liability (including reasonable attorneys' fees) resulting from any alleged or actual violation thereof, including, but not limited to, personal injury (and death resulting therefrom), property damage, damage to natural resources, and strict liability under Environmental Laws. The provisions of this Section 36.01 shall survive the
                                           -------------
expiration or termination of this Lease.

          36.02. Landlord represents and warrants to Tenant that, to Landlord's actual knowledge, there is no asbestos in the Premises or the public areas of the Building, except for the possible presence of asbestos on certain pipes, which is either encapsulated or is not in friable condition. If it is hereafter determined that asbestos which is present in the Premises on the Commencement Date is friable and not encapsulated, or if any such asbestos that is encapsulated will be disturbed by Alterations to be made by Tenant in accordance with Article 12, then, provided Tenant is not in default hereunder beyond
     ----------
applicable notice and grace and the need for removal or encapsulation of such asbestos does not arise as a result of the negligent or wrongful acts or omissions of Tenant or its agent, subtenant, employee, contractor or invitee, Landlord shall promptly at its expense, remove or (provided Tenant's permitted Alterations will not be materially adversely affected thereby) encapsulate such asbestos in accordance with applicable Legal Requirements. Landlord shall perform such work in a manner as to have the least practicable interference with Tenant's use and operations in the Premises, recognizing Tenant's sensitive laboratory work.

                              ARTICLE  37 - SIGNS

          37.01. Tenant may not place signs anywhere in the Project, including on the exterior of the Building, without the prior written consent of Landlord. Landlord hereby consents to the placement by Tenant of appropriate sign(s), approved by Landlord and Tenant, near the front door of the Premises and in the elevator lobby of the Building. Landlord shall add Tenant's name to the Building directory and to the existing tenant directional signs in the roadway and parking lot appurtenant to the Building.

                       ARTICLE  38 - APPROVAL CONTINGENCY

          38.01.  This Lease shall not be effective until and unless Swiss
Bank and Carbide shall have executed and delivered a written consent to this Lease and each shall have executed and delivered to Tenant a non-disturbance agreement with respect to this Lease (a "SNDA"), substantially in the form of
Exhibit I hereto or in form otherwise reasonably acceptable to Tenant. If Swiss
---------
Bank or Carbide disapproves this Lease, or refuses to execute and deliver such SNDA, then this Lease shall be deemed null and void and of no effect. Notwithstanding any provision to the contrary, if Tenant occupies the Premises or causes any work to be performed thereon prior to receipt of Swiss Bank's or Carbide's approval or disapproval, then as between Tenant and Landlord the provisions of this Lease shall be applicable and enforceable. If either Swiss Bank or Carbide does not give its approval or disapproval, or does not execute and deliver such SNDA, within 15 days after the date hereof, either party may give notice of cancellation of this Lease to the other after said 15-day period but prior to the giving of said approval and the execution and delivery of such SNDA, and if either party gives such cancellation notice timely, this Lease shall be deemed null and void and of no effect.

                         ARTICLE  39 - UNTENANTABILITY

          39.01.  Subject to Section 6.02, if, as a result of Landlord's
                             ------------
negligence or willful act, Landlord shall fail to provide services, electric energy, heat, ventilation or air-conditioning to the Premises as required hereunder (other than in the case of a casualty, which shall be governed by
Article 21), and, as a consequence thereof, the Premises are rendered
----------
untenantable, and Tenant does not use or conduct business in the Premises, for a period of 10 consecutive days after notice of such untenantability is given by Tenant to Landlord, then Tenant shall be entitled to an abatement of Fixed Rent equal to 1/365 of the annual Fixed Rent for the Premises at the time in question multiplied by the number of such consecutive days, which abatement shall be credited against the installment of Fixed Rent next becoming due thereafter. Tenant shall notify Landlord (and all Superior Mortgagees and Superior Lessors) of any such failure promptly after obtaining knowledge thereof.

                ARTICLE  40 - PARTNERSHIP OR MULTI-PERSON TENANT

          40.01. If Tenant's interest in this Lease is assigned to a general partnership (or to two or more persons individually), the following provisions shall apply: (a) the liability of each of the persons at any time comprising Tenant shall be joint and several, (b) each of the persons at any time comprising Tenant shall be bound by (i) any written instrument executed by Tenant or any successor Tenant changing, modifying, extending or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to Landlord, (ii) any Notices given by Tenant or by any of the persons comprising Tenant, and (iii) any statement executed by Tenant or any of the persons comprising Tenant, pursuant to Section 32.01, (c) any
                                       -------------
notices given to Tenant or to any of such persons shall be binding on Tenant and all such persons, (d) if Tenant admits new partners, all of such new partners shall, by their admission to Tenant, be deemed to have assumed joint and several liability for the performance of all of Tenant's obligations under this Lease,
(e) Tenant shall give prompt notice to Landlord of the admission of any such new partners, and on demand of Landlord shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord wherein each such new partner assumes joint and several liability for the performance of all of Tenant's obligations under this Lease (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of clause
                                                                       ------
(d) of this Section), and (f) the death, adjudication of incompetency or
---
withdrawal of an individual comprising Tenant or of an individual partner shall not relieve him or his personal representatives of any liability for the performance of Tenant's obligations under this Lease.

                          ARTICLE  41 - MISCELLANEOUS

          41.01. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and which expressly refer to this Lease. All understandings and agreements heretofore had between the parties are merged in this Lease and any other written agreements made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation, neither party relying upon any statement or representation not embodied in this Lease or any other written agreements made concurrently herewith.

          41.02. No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or effectuation of the abandonment is sought. If Tenant shall at any time request Landlord to relet the Premises for Tenant's account, Landlord or its agent is authorized to receive keys for such purpose without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord of any liability for loss or damage to any of the Tenant's Property in connection with such reletting.

          41.03. Except as otherwise expressly provided in this Lease, the obligations of this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party is named or referred to;

provided, however, that (a) no violation of the provisions of Article 8 shall
                                                              ---------
operate to vest any rights in any successor or assignee of Tenant and (b) the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article 24. No provision in this Lease shall be
                        ----------
construed for the benefit of any third party except as expressly provided herein.

          41.04. The obligations of Tenant hereunder shall not be affected, impaired or excused, nor shall Landlord have any liability to Tenant, because
(a) Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease by reason of strike, other labor trouble, governmental preemption of priorities or other controls in connection with a national or other public emergency, or shortage of fuel, supplies or labor, or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control; or (b) of any failure or defect in the supply, quantity or character of electricity, steam, oil, gas or water furnished to the Premises, by reason of any requirement, act or omission of the public utility serving the Building with electric energy, steam, oil, gas or water, or for any other reason whether similar or dissimilar, beyond Landlord's reasonable control. For purposes hereof, lack of funds on the part of Landlord or any negligence or wrongful act of Landlord or any of its employees, agents or contractors shall not be deemed a cause beyond Landlord's reasonable control.

          41.05. All references in this Lease to the consent or approval of Landlord shall be deemed to mean only the written consent or approval of Landlord and no consent or approval of Landlord shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Landlord. If Tenant requests Landlord's consent and Landlord fails or refuses to give such consent, then, unless Landlord shall be determined to have acted in bad faith, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent, it being intended that Tenant's sole remedy shall be an action for specific performance or injunction, plus court costs and reasonable legal fees if Tenant is the prevailing party, and that such remedy shall be available only in those cases where this Lease provides that Landlord may not unreasonably withhold its consent or where as a matter of law Landlord may not unreasonably withhold its consent. Wherever this Lease provides for Landlord's consent not to be unreasonably withheld, such consent shall also not be unreasonably delayed.

          41.06 If an excavation is made upon land adjacent to or under the Building, or is authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter the Premises for the purpose of performing such work as said person shall deem necessary or desirable to preserve and protect the Building from injury or damage and to support the same by proper foundations, without any claim for damages or liability against Landlord and without reducing or otherwise affecting Tenant's obligations under this Lease.

          41.07. Tenant agrees that the exercise of its rights pursuant to the provisions of Article 12 or of any other provisions of this Lease or the
              ----------
Exhibits hereto shall not be done in a manner which would violate Landlord's union contracts affecting the Project, nor create any work stoppage, picketing, labor disruption or dispute or any interference with the business of Landlord or any tenant or occupant of the Project.

          41.08. Irrespective of the place of execution or performance, this Lease shall be governed by and construed in accordance with the laws of the State of New York. If any provision of this Lease or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Lease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

                             ARTICLE  42 - OPTIONS

          42.01. Tenant shall have the right, at its option (herein called the "First Extension Option"), to extend the term of this Lease for an additional term of five years (herein called the "First Extension Term") commencing on the date (herein called the "First Extension Commencement Date") immediately following the date that would otherwise have been the Expiration Date (herein called the "Original Expiration Date") and expiring on the fifth anniversary of the Original Expiration Date. The First Extension Option may only be exercised by Tenant's written notice (herein called the "First Exten sion Notice") given to Landlord before the end of the ninth Lease Year, time being of the essence with respect to the giving of the First Extension Notice, and only if Tenant is not in default in the payment of Fixed Rent or any Additional Charges under this Lease and is not in default beyond the applicable notice or cure period in the performance of any other material terms, covenants or conditions of this Lease, both as of the date of the giving of the First Extension Notice and the First Extension Commencement Date. All of the provisions of this Lease shall apply to the First Extension Term, except that (i) the Fixed Rent payable by Tenant to Landlord during the First Extension Term shall be at an annual rate equal to 95% of the Fair Market Rental for the Premises, determined in accordance with
Section 42.04 and (ii) Section 3.03 shall not be applicable.
-------------          ------------

         42.02. If Tenant effectively exercises the First Extension Option, then Tenant shall have the right, at its option (herein called the "Second Extension Option"), to extend the term of this Lease for an additional term of five years (herein called the "Second Extension Term") commencing on the date (herein called the "Second Extension Commencement Date") immediately following the last day of the First Extension Term (herein called the "Extended Expiration Date") and expiring on the fifth anniversary of the Extended Expiration Date. The Second Extension Option may only be exercised by Tenant's written notice (herein called the "Second Extension Notice") given to Landlord on or before the fourth anniversary of the First Extension Commencement Date, time being of the essence with respect to the giving of the Second Extension Notice, and only if Tenant is not in default in the payment of Fixed Rent or any Additional Charges under this Lease and is not in default beyond the applicable notice or cure period in the performance of any other material terms, covenants or conditions of this Lease, both as of the date of the giving of the Second Extension Notice and the Second Extension Commencement Date. All of the provisions of this Lease shall apply to the Second Extension Term, except that (i) the Fixed Rent payable by Tenant to Landlord during the Second Extension Term shall be at an annual rate equal to 95% of the Fair Market Rental for the Premises, determined in accordance with
Section 42.04, (ii) Section 3.03 shall not be applicable, and (iii) Tenant shall
-------------       ------------
have no option to extend the term of this Lease beyond the fifth anniversary of the Extended Expiration Date.

          42.03. (a) If at any time prior to the expiration or termination of the original Term of this Lease (i.e., excluding the Extension Terms), Landlord desires to lease all or a portion (in either case, herein called the "Offered Space") of the space (herein called the "First Offer Space") described in Exhibit J hereto, other than as permitted pursuant to clause (ii) of Section
---------                                                            -------
42.03(d), then Landlord shall first offer to lease the Offered Space to Tenant
--------
(herein called the "First Offer") by sending a written notice to Tenant (herein called the "Offered Space Notice") which shall (i) identify the Offered Space and the date on which such Offered Space is expected to be ready for occupancy (the "Availability Date"), and (ii) state that Landlord is in active discussions with a bona fide prospective tenant for such Offered Space and Landlord and such prospective tenant have tentatively agreed upon a rental rate for such Offered Space. Tenant must notify the Landlord in writing, within 30 days after the Offered Space Notice is given, stating whether Tenant accepts or rejects the First Offer (herein called the "Election Notice"), time being of the essence with respect to the giving of the Election Notice. If Tenant fails to give an Election Notice within such 30-day period, then Tenant will be deemed to have rejected the First Offer. If Tenant rejects or is deemed to reject such First Offer, then Landlord shall have no further obligation to again offer any of such Offered Space to Tenant and such Offered Space shall no longer be considered to be First Offer Space for purposes hereof; unless Landlord shall fail to enter into a lease for such Offered Space within 180 days after such rejection (or deemed rejection), in which event such Offered Space shall again be considered to be First Offer Space for purposes hereof.

          (b) If Tenant accepts, by means of the Election Notice, the First Offer contained in the Offered Space Notice within the required 30-day period, then (i) on the Offered Space Commencement Date (as hereinafter defined), (A) Landlord shall deliver possession of the Offered Space to Tenant, (B) Landlord shall pay to Tenant (or, at Landlord's option, shall pay into an escrow for disbursement to Tenant under arrangements similar to the escrow arrangements set forth in Section 3.03(b)) the Offered Space Work Contribution (as hereinafter
         ---------------
defined) and (C) Tenant shall accept the Offered Space "as is" on the date of the giving of the Offered Space Notice, except for reasonable wear and tear,
(ii) Landlord shall use reasonable efforts to cause the Offered Space Commencement Date to occur not later than the Availability Date, (iii) from and after the Offered Space Commencement Date, the Offered Space shall be part of the Premises for all purposes of this Lease, (iv) from and after the Offered Space Rent Commencement Date (as hereinafter defined), (A) the Fixed Rent shall be increased by an amount per annum equal to the product of the number of rentable square feet in the Offered Space and the Offered Space Rent Factor (as hereinafter defined), and (B) Tenant's Proportionate Share shall be increased proportionately, based on the percentage by which the area of the Premises shall have been enlarged by the inclusion of the Offered Space therein. The "Offered Space Commencement Date" for any Offered Space shall mean the later of the Availability Date or the date on which possession of the Offered Space is first delivered to Tenant. The "Offered Space Work Contribution" for any Offered Space shall be equal to the product of (I) $35.25, (II) the number of rentable square feet in such Offered Space, and (III) a fraction, the numerator of which shall be the number of months from the Offered Space Rent Commencement Date to the tenth anniversary of the Rent Commencement Date and the denominator of which is 120. The "Offered Space Rent Factor" shall be equal to the annual Fixed Rent per rentable square foot set forth on Exhibit B. The "Offered Space Rent
                                      ---------
Commencement Date" for any Offered Space shall mean the earlier of (x) the 183rd day after the Offered Space Commencement Date or (y) the date on which Tenant takes occupancy of any part of such Offered Space for the regular conduct of its business therein. The work that Tenant performs in the Offered Space to prepare the Offered Space for its initial occupancy is referred to herein as the "Offered Space Work".

          (c) The addition of the Offered Space shall be reflected by an amendment to this Lease to include the Offered Space as part of the Premises (but neither Landlord's failure to submit nor Tenant's or Landlord's failure to execute and deliver such an amendment shall affect the effectiveness of such inclusion).

          (d) So long as Tenant is not in default hereunder beyond applicable notice and grace, and Tenant and its affiliates are in actual occupancy of at least 15,000 square feet of the Premises, Landlord shall not enter into a lease covering any of the First Offer

Space, prior to the First Extension Term, with anyone other than (i) Tenant or
(ii) a tenant listed on Exhibit F hereto pursuant to an expansion right or
                        ---------
option, or right of first offer, contained in such tenant's lease of space in the Project.

          (e) If the First Offer contained in an Offered Space Notice pertains to First Offer Space on the same floor as the original Premises as well as to other First Offer Space, then Tenant shall have the right to accept such First Offer either for all of the First Offer Space covered therein or only for the portion of such First Offer Space on the same floor as the original Premises; and the "Offered Space", for purposes of paragraphs (b) and (c) of this Section
42.03 shall be whichever of such two alternatives Tenant specifies in the Election Notice (if Tenant elects to accept such First Offer).

          42.04.  The Fair Market Rental for the Premises shall, for purposes of
Section 42.01 or 42.02, be determined as follows, as of the date (herein called
------- -----    -----
the "Determination Date") of the giving of the First Extension Notice (in the case of Section 42.01) or the Second Extension Notice (in the case of Section
        -------------                                                 -------
42.02):
-----

               (a) Landlord shall notify Tenant of Landlord's determination of the relevant Fair Market Rental (herein called "Landlord's Determination") within 60 days after the Determination Date.

               (b) If Tenant disputes Landlord's Determination of Fair Market Rental, then at any time on or before the date occurring 30 days after Tenant has been notified by Landlord of Landlord's Determination, Tenant may initiate the arbitration process provided for herein by giving notice to that effect to Landlord, and if Tenant so initiates the arbitration process, such notice shall specify the name and address of the person designated to act as an arbitrator on its behalf. If Tenant fails to initiate the arbitration process within such 30-day period, time being of the essence, then Landlord's Determination shall be conclusive. Within 30 days after Landlord's receipt of notice of the designation of Tenant's arbitrator, Landlord shall give notice to Tenant specifying the name and address of the person designated to act as an arbitrator on its behalf. If Landlord fails to notify Tenant of the appointment of its arbitrator within the time above specified, then the appointment of the second arbitrator shall be made in the same manner as hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment. The two arbitrators so chosen shall meet within 10 days after the second arbitrator is appointed, and if within 30 days after the second arbitrator is appointed the two arbitrators shall not agree upon a determination of the Fair Market Rental in dispute, they shall together appoint a third arbitrator. If the two arbitrators are unable to agree upon the third arbitrator within 45 days after the appointment of the second arbitrator, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of 15 days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such appointment by the American Arbitration Association (or any organization successor thereto) in accordance with its rules then prevailing or if the American Arbitration Association (or such successor organization) shall fail to appoint the third arbitrator within 15 days after such request is made, then either party may apply, on notice to the other, to the Supreme Court, Westchester County (or any other Court having jurisdiction and exercising functions similar to those now exercised by such Court) for the appointment of the third arbitrator. The third arbitrator shall determine which of the two respective Fair Market Rentals determined by the first arbitrator and the second arbitrator is closer to the actual Fair Market Rental of the Premises or the Offered Space (as the case may be) and render a written report of his or her determination to both Landlord and Tenant within 60 days from the appointment of the third arbitrator, and the Fair Market Rental as determined by the first arbitrator or the second arbitrator which, in the judgment of the third arbitrator, is closer to the actual Fair Market Rental, shall be applied to determine the Fixed Rent for the Premises for the relevant Extension Term or for the Offered Space, as the case may be.

               (c) In determining the Fair Market Rental, the arbitrators shall take into account all relevant factors including those provisions of this Lease which will be in effect during the applicable period.

               (d) Landlord and Tenant shall pay the fees and expenses of the arbitrator appointed by or for it, and the fees and expenses of the third arbitrator, and all other expenses (not including the attorneys' fees, witness fees and similar expenses of the parties, which shall be borne separately by each of the parties) of the arbitration shall be borne by Landlord and Tenant equally.

               (e) Each of the arbitrators shall have at least ten years' current experience in determining fair market rental of office space in Westchester County office buildings.

               (f) If Tenant initiates the aforesaid arbitration process and as of the first day of the relevant Extension Term or Offered Space Commencement Date, as the case may be, the amount of the Fair Market Rental has not been determined, Tenant shall pay the disputed Fixed Rent at a monthly rate equal to the rate derived from Landlord's Determination, and when the arbitrator's determination has actually been made, an appropriate retroactive adjustment shall be made.

          42.05.  The termination or cancellation of this Lease during (or prior
to) the initial Term hereof shall also terminate and render
void any option or right on Tenant's part to extend the Term of this Lease pursuant to Section 42.01 or 42.02, or to expand the Premises pursuant to
            -------------    -----
Section 42.03, whether or not such option or right shall have previously been
-------------
exercised.

          IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                              LANDLORD:

                              KEREN LIMITED PARTNERSHIP

                              By: Keren Management Limited
                                  Partnership, General Partner

                                    By:  Keren Developments Inc.


                                         By:_____________________
                                            Name:  James F. Kay
                                            Title:  President

                              TENANT:

                              EMISHPERE TECHNOLOGIES, INC.


                              By:_______________________________
                                 Name:
                                 Title:

                                 Tenant's Federal Identification
                                 Number

                                 _______________________________

STATE OF NEW YORK      )
                       :  ss.:
COUNTY OF WESTCHESTER  )


          On the ____ day of __________, 1997, before me personally came James
F. Kay to me known, who, being by me duly sworn, did depose and say that he resides at _________________________________________; that he is the President of Keren Developments Inc. which corporation is the general partner of Keren Management Limited Partnership, which limited partnership is the general partner of KEREN LIMITED PARTNERSHIP, the partnership described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation (Keren Developments Inc.) as general partner of Keren Management Limited Partnership, as general partner of Keren Limited Partnership.


                                    __________________________
                                         Notary Public


STATE OF NEW YORK     )
                      :  ss.:
COUNTY OF             )


          On the ____ day of __________, 1997, before me personally came __________________________, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________,
_____________________________________; that he is the ______________ of
EMISPHERE TECHNOLOGIES, INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                    __________________________
                                         Notary Public

                               PLAN OF PREMISES
                               ----------------


                                   EXHIBIT A
                                   ---------

                            SCHEDULE OF FIXED RENT
                            ----------------------


                               FIXED RENT PER
                               RENTABLE SQUARE         FIXED RENT
              LEASE YEAR       FOOT PER ANNUM          PER ANNUM
              ------------     ---------------         ----------

              1 - 5                   $19              $1,266,540
              6 - 10                  $20              $1,333,200





                                   EXHIBIT B
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------


          1. The rights of each tenant in the entrances, corridors and elevators servicing the Building are limited to ingress to and egress from such tenant's premises for the tenant and its employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridor, elevators and other facilities of the Building by any other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, plazas, entrances, corridors, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it in its reasonable judgment deems best for the benefit of the tenants generally.

          2. Landlord may refuse admission to the Building outside of Business Hours on Business Days (as such terms are defined in the lease to which this Exhibit is attached) to any person not known to the watchman in charge or not having a pass issued by Landlord or the tenant whose premises are to be entered or not otherwise properly identified, and Landlord may require all persons admitted to or leaving the Building outside of Business Hours on Business Days to provide appropriate identification. Landlord will supply identification cards and be reimbursed by Tenant at Landlord's cost. Tenant shall be responsible for all persons for whom it issues any such pass and shall be liable to Landlord for all acts or omissions of such persons. Tenant shall promptly notify Landlord in writing of any lost identification cards and will reimburse Landlord at cost for replacement of identification cards. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudi cial to the safety, of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. During any invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building by closing the doors or otherwise for the safety of the tenants and protection of property in the Building.

          3. No tenant shall obtain or accept for use in its premises towel, barbering, bootblacking, floor polishing, cleaning or other similar services from any persons reasonably prohibited by Landlord in writing from furnishing such services. Such services shall be furnished only at such hours, and under such reasonable regulations, as may be fixed by Landlord from time to time.


                                   EXHIBIT C
                                   ---------

          4. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens which are different from the standards adopted by Landlord for the Building shall be attached to or hung in, or used in connection with, any exterior window or door of the premises of any tenant, without the prior written consent of Landlord, not to be unreasonably withheld. Such curtains, blinds, shades or screens must be of a quality, type, design and color, and attached in the manner approved by Landlord, not to be unreasonably withheld.

          5. No lettering, sign, advertisement, notice or object shall be displayed in or on the exterior windows or doors, or on the outside of any tenant's premises, or at any point inside any tenant's premises where the same might be visible outside of such premises, without the prior written consent of Landlord, not to be unreasonably withheld. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs, elevator cab designations and lettering on doors and the Building directory shall, if and when approved by Landlord, not to be unreasonably withheld, be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.

          6. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills or on the peripheral air conditioning enclosures, if any.

          7. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules.

          8. No noise, including, but not limited to, music or the playing of musical instruments, recordings, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant.

         9. Additional locks or bolts of any kind which shall not be operable by the Grand Master Key for the Building shall not be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or the mechanism thereof which shall make such locks inoperable by said Grand Master Key. Additional keys for a tenant's premises and toilet rooms shall be procured only from Landlord who may make a reasonable charge therefor. Each tenant shall, upon the termination of its tenancy, turn over to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys furnished by Landlord, such tenant shall pay to Landlord the cost thereof.


                                   EXHIBIT C
                                   ---------

         10. All removals, or the carrying in or out of any safes, freight, furniture, packages, boxes, crates or any other object or matter of any description must take place during such hours and in such elevators, and in such manner as Landlord or its agent may determine from time to time. The persons employed to move safes and other heavy objects shall be reasonably acceptable to Landlord and, if so required by law, shall hold a Master Rigger's license. Arrangements will be made by Landlord with any tenant for moving large quantities of furniture and equipment into or out of the Building. All labor and engineering costs incurred by Landlord in connection with any moving specified in this rule, including a reasonable charge for overhead, shall be paid by Tenant to Landlord, on demand.

         11. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violate any of these Rules and Regulations or the lease of which this Exhibit is a part. Landlord may require any person leaving the Building with any package or other object or matter to submit a pass, listing such package or object or matter, from the tenant from whose premises the package or object or matter is being removed, but the establishment and enlargement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of such tenant. Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the premises or the Building under the provisions of this Rule or of Rule 2 hereof.

         12. No tenant shall occupy or permit any portion of its premises to be occupied as an office for a public stenographer or public typist, or for the storage, manufacture, or sale of liquor, narcotics, dope, tobacco in any form, or as a barber, beauty or manicure shop, or as a school. No tenant shall use or permit its premises or any part thereof to be used for manufacturing or the sale at retail or auction of merchandise, goods or property of any kind.

         13. Landlord shall have the right to prohibit any advertising or identifying sign by any tenant which, in Landlord's reasonable judgment, tends to impair the reputation of the Building or its desirability as a building for others, and upon written notice from Landlord, such tenant shall refrain from and discontinue such advertising or identifying sign.

         14. Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon any tenant's premises. If, in the judgment of Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of the tenant and in such manner as Landlord shall determine.


                                   EXHIBIT C
                                   ---------

         15. Landlord, its contractors, and their respective employees, shall have the right to use, without charge therefor, all light, power and water in the premises of any tenant while cleaning or making repairs or alterations in the premises of such tenant.

         16. No premises of any tenant shall be used for lodging or for any immoral or illegal purpose.

         17. The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.

         18. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

         19. No tenant shall cause or permit any unusual or objectionable odors to emanate from its premises which would annoy other tenants or create a public or private nuisance. No cooking (other than coffee, tea or similar pantry items and pantry-type microwave cooking) shall be done in the premises of any tenant except as is expressly permitted in such tenant's lease.

         20. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which would impair or interfere with any of the Building's services or the proper and economic heating, ventilating, air conditioning, cleaning or other servicing of the Building or the premises.

         21. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein.
All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have, caused the same. Any cuspidors or containers or receptacles used as such in the premises of any tenant or for garbage or similar refuse, shall be emptied, cared for and cleaned by and at the expense of such tenant.

         22. All entrance doors in each tenant's premises shall be left locked and all windows shall be left closed by the tenant when the tenant's premises are not in use. Entrance doors shall not be left open at any time.

         23. Hand trucks not equipped with rubber tires and side guards shall not be used within the Building.


                                   EXHIBIT C
                                   ---------

         24. All windows in each tenant's premises shall be kept closed, and all blinds therein above the ground floor shall be lowered as reasonably required because of the position of the sun, during the operation of the Building air-conditioning system to cool or ventilate the tenant's premises. If Landlord shall elect to install any energy saving film on the windows of any premises or to install energy saving windows in place of the present windows, each tenant shall cooperate with the reasonable requirements of Landlord in connection with such installation and thereafter the maintenance and replacement of the film and/or windows and permit Landlord to have access to the tenant's premises at reasonable times during Business Hours to perform such work.


                                   EXHIBIT C
                                   ---------

                                 PARKING AREA
                                 ------------




                                   EXHIBIT D
                                   ---------

                     HVAC SPECIFICATIONS AND CURRENT COST
                     ------------------------------------



                                   EXHIBIT E
                                   ---------

                      OTHER TENANTS WITH EXPANSION RIGHTS
                      -----------------------------------



                                   EXHIBIT F
                                   ---------

                            CLEANING SPECIFICATIONS
                            -----------------------



                                   EXHIBIT G
                                   ---------

                             INTENTIONALLY OMITTED
                             ---------------------


                                   EXHIBIT H
                                   ---------

                                 FORM OF SNDA
                                 ------------


                                   EXHIBIT I
                                   ---------

                               FIRST OFFER SPACE
                               -----------------


                                   EXHIBIT J
                                   ---------

                           EQUIPMENT TO BE FURNISHED
                                  BY LANDLORD
                           -------------------------


                                   EXHIBIT K
                                   ---------